HOMELAND STORES, INC.,
                                          as Issuer,

                   HOMELAND HOLDING CORPORATION,
                                          as Guarantor,

                                 and

                        FLEET NATIONAL BANK,
                                          as Trustee.






                               INDENTURE

                     Dated as of __________, 1996



                             $60,000,000
               10% Senior Subordinated Notes due 2003







Reconciliation and Tie between Trust Indenture Act
of 1939 and Indenture, dated as of           , 1996


Trust Indenture                    Indenture
Act Section                         Section

310(a)(1) . . . . . . . . . .         6.8

(a)(2)    . . . . . . . . . .         6.8

(b)       . . . . . . . . . .         6.7, 6.9

312c      . . . . . . . . . .         7.1

314(a)    . . . . . . . . . .         7.3

(a)(4)    . . . . . . . . . .         10.17

c(1)      . . . . . . . . . .         1.3

c(2)      . . . . . . . . . .         1.3

(e)       . . . . . . . . . .         1.3

315(b)    . . . . . . . . . .         6.1

316(a) (last
sentence) . . . . . . . . .           1.1  ("Outstanding")

(a)(1)(A) . . . . . . . . . .         5.2, 5.12

(a)(1)(B) . . . . . . . . . .         5.13

(b)       . . . . . . . . . .         5.8

(c)       . . . . . . . . . .         1.5

317(a)(1) . . . . . . . . . .         5.3

(a)(2)    . . . . . . . . . .         5.4

318(a)    . . . . . . . . . .         1.12




                    TABLE OF CONTENTS
                                                        Page

ARTICLE I DEFINITIONS AND OTHER PROVISIONS
          OF GENERAL APPLICATION. . . . . . . . . . . . . 1

  Section 1.1  Definitions. . . . . . . . . . . . . . . . 1
  Section 1.2  Other Definitions. . . . . . . . . . . .  24
  Section 1.3  Compliance Certificates and Opinions . .  25
  Section 1.4  Form of Documents Delivered to  Trustee.  25
  Section 1.5  Acts of Holders. . . . . . . . . . . . .  26
  Section 1.6  Notices, etc., to Trustee and Company. .  27
  Section 1.7  Notice to Holders; Waiver. . . . . . . .  28
  Section 1.8  Conflict of any Provision of Indenture
               with Trust Indenture Act . . . . . . . .  28
  Section 1.9  Effect of Headings and Table of Contents  28
  Section 1.10 Successors and Assigns. . . . . . . . .   28
  Section 1.11 Separability Clause . . . . . . . . . .   29
  Section 1.12 Benefits of Indenture . . . . . . . . .   29
  Section 1.13 Governing Law . . . . . . . . . . . . .   29
  Section 1.14 Legal Holidays. . . . . . . . . . . . .   29
  Section 1.15 No Recourse Against Others. . . . . . .   29

ARTICLE II SECURITY FORMS . . . . . . . . . . . . . . .  30

  Section 2.1  Forms Generally. . . . . . . . . . . . .  30
  Section 2.2  Form of Face of Security . . . . . . . .  30
  Section 2.3  Form of Reverse of Security. . . . . . .  32
  Section 2.4  Form of Trustee's Certificate of
               Authentication . . . . . . . . . . . . .  35
  Section 2.5  Form of Parent Guarantee . . . . . . . .  35

ARTICLE III THE SECURITIES. . . . . . . . . . . . . . .  36

  Section 3.1  Title and Terms. . . . . . . . . . . . .  36
  Section 3.2  Denominations. . . . . . . . . . . . . .  37
  Section 3.3  Execution, Authentication, Delivery
               and Dating . . . . . . . . . . . . . . .  37
  Section 3.4  Temporary Securities . . . . . . . . . .  38
  Section 3.5  Registration, Registration of
               Transfer and Exchange. . . . . . . . . .  39
  Section 3.6  Mutilated, Destroyed, Lost and Stolen
               Securities . . . . . . . . . . . . . . .  40
  Section 3.7  Payment of Interest; Interest Rights
               Preserved. . . . . . . . . . . . . . . .  40
  Section 3.8  Persons Deemed Owners. . . . . . . . . .  42
  Section 3.9  Cancellation . . . . . . . . . . . . . .  42
  Section 3.10  Computation of Interest . . . . . . . .  42
  Section 3.11  CUSIP Numbers . . . . . . . . . . . . .  42

ARTICLE IV SATISFACTION AND DISCHARGE . . . . . . . . .  43

  Section 4.1  Satisfaction and Discharge of Indenture.  43
  Section 4.2  Application of Trust Money . . . . . . .  44

ARTICLE V REMEDIES. . . . . . . . . . . . . . . . . . .  44

  Section 5.1  Events of Default. . . . . . . . . . . .  44
  Section 5.2  Acceleration of Maturity; Rescission . .  46
  Section 5.3  Collection of Indebtedness and Suits
               for Enforcement by Trustee . . . . . . .  47
  Section 5.4  Trustee May File Proofs of Claim . . . .  47
  Section 5.5  Trustee May Enforce Claims
               Without Possession of Securities . . . .  48
  Section 5.6  Application of Money Collected . . . . .  48
  Section 5.7  Limitation on Suits. . . . . . . . . . .  49
  Section 5.8  Unconditional Right of Holders to
               Receive Principal, Premium and Interest.  50
  Section 5.9  Restoration of Rights and Remedies . . .  50
  Section 5.10 Rights and Remedies Cumulative . . . . .  50
  Section 5.11 Delay or Omission Not Waiver . . . . . .  50
  Section 5.12 Control by Holders . . . . . . . . . . .  51
  Section 5.13 Waiver of Past Defaults. . . . . . . . .  51
  Section 5.14 Undertaking for Costs. . . . . . . . . .  51
  Section 5.15 Waiver of Stay or Extension. . . . . . .  52
  Section 5.16 Event of Default from Willful Action . .  52

ARTICLE VI THE TRUSTEE. . . . . . . . . . . . . . . . .  52

  Section 6.1  Notice of Defaults . . . . . . . . . . .  52
  Section 6.2  Certain Rights of Trustee. . . . . . . .  53
  Section 6.3  Not Responsible for Recitals or
               Issuance of Securities . . . . . . . . .  54
  Section 6.4  May Hold Securities. . . . . . . . . . .  54
  Section 6.5  Money Held in Trust. . . . . . . . . . .  55
  Section 6.6  Compensation and Reimbursement . . . . .  55
  Section 6.7  Conflicting Interests. . . . . . . . . .  55
  Section 6.8  Corporate Trustee Required; Eligibility.  56
  Section 6.9  Resignation and Removal; Appointment
               of Successor . . . . . . . . . . . . . .  56
  Section 6.10 Acceptance of Appointment by Successor .  57
  Section 6.11 Merger, Conversion, Consolidation
               or Succession to Business. . . . . . . .  58
  Section 6.12 Preferential Collection of Claims
               Against Company. . . . . . . . . . . . .  58

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY  TRUSTEE
             AND COMPANY. . . . . . . . . . . . . . . .  58

  Section 7.1  Disclosure of Names and Addresses of
               Holders. . . . . . . . . . . . . . . . .  58
  Section 7.2  Reports by Trustee . . . . . . . . . . .  59

ARTICLE VIII CONSOLIDATION, MERGER, CONVEYANCE,
             TRANSFER OR LEASE. . . . . . . . . . . . .  59

  Section 8.1  Company May Consolidate, etc., Only
               on Certain Terms . . . . . . . . . . . .  59
  Section 8.2  Successor Substituted. . . . . . . . . .  60

ARTICLE IX SUPPLEMENTAL INDENTURES. . . . . . . . . . .  60

  Section 9.1  Supplemental Indentures Without
               Consent of Holders . . . . . . . . . . .  60
  Section 9.2  Supplemental Indentures with Consent
               of Holders; Payments for Consents. . . .  61
  Section 9.3  Execution of Supplemental Indentures . .  62
  Section 9.4  Effect of Supplemental Indentures. . . .  63
  Section 9.5  Conformity with Trust Indenture Act. . .  63
  Section 9.6  Reference in Securities to
               Supplemental Indentures. . . . . . . . .  63
  Section 9.7  Effect on Senior Indebtedness. . . . . .  63

ARTICLE X COVENANTS . . . . . . . . . . . . . . . . . .  64

  Section 10.1 Payment of Principal, Premium and
               Interest . . . . . . . . . . . . . . . .  64
  Section 10.2 Maintenance of Office or Agency. . . . .  64
  Section 10.3 Money for Security Payments to Be
               Held in Trust. . . . . . . . . . . . . .  65
  Section 10.4 SEC Reports. . . . . . . . . . . . . . .  66
  Section 10.5  Corporate Existence . . . . . . . . . .  66
  Section 10.6 Payment of Taxes and other Claims;
                Compliance with Law . . . . . . . . . .  67
  Section 10.7  Maintenance of Properties; Insurance. .  67
  Section 10.8  Limitation on Indebtedness. . . . . . .  68
  Section 10.9  Limitation on Restricted Payments . . .  68
  Section 10.10 Transactions with Affiliates. . . . . .  71
  Section 10.11 Limitation on Liens . . . . . . . . . .  71
  Section 10.12 Limitation on Other Senior
                 Subordinated Indebtedness. . . . . . .  72
  Section 10.13  Restriction on Issuance of Preferred
                 Stock of Subsidiaries. . . . . . . . .  72

  Section 10.14  Limitation on Dividends and Other Payment
                 Restrictions Affecting Subsidiaries. .  72

  Section 10.15  Purchase of Securities upon Change
                 of Control . . . . . . . . . . . . . .  72
  Section 10.16  Limitation on Asset Sales. . . . . . .  76
  Section 10.17  Statement as to Compliance; Notice of
                 Default; Provision of Financial
                 Statements . . . . . . . . . . . . . .  80
  Section 10.18  Subsidiary Guarantees. . . . . . . . .  80

ARTICLE XI REDEMPTION OF SECURITIES . . . . . . . . . .  81

  Section 11.1  Right of Redemption . . . . . . . . . .  81
  Section 11.2  Applicability of Article. . . . . . . .  81
  Section 11.3  Election to Redeem; Notice to Trustee .  81
  Section 11.4  Selection by Trustee of Securities
                to Be Redeemed. . . . . . . . . . . . .  81
  Section 11.5  Notice of Redemption. . . . . . . . . .  82
  Section 11.6  Deposit of Redemption Price . . . . . .  82
  Section 11.7  Securities Payable on Redemption Date .  83
  Section 11.8  Securities Redeemed in Part . . . . . .  83

  ARTICLE XII   SUBORDINATION . . . . . . . . . . . . .  84

  Section 12.1  Securities Subordinate to Senior
                Indebtedness. . . . . . . . . . . . . .  84
  Section 12.2  Payment Over of Proceeds upon
                Dissolution, etc. . . . . . . . . . . .  84
  Section 12.3  No Payment When Senior Indebtedness
                in Default. . . . . . . . . . . . . . .  86
  Section 12.4  Payment Permitted if No Default . . . .  86
  Section 12.5  Subrogation to Rights of Holders of
                Senior Indebtedness . . . . . . . . . .  87
  Section 12.6  Provisions Solely to Define Relative
                Rights. . . . . . . . . . . . . . . . .  87
  Section 12.7  Trustee to Effectuate Subordination . .  88
  Section 12.8  No Waiver of Subordination Provisions .  88
  Section 12.9  Notice to Trustee . . . . . . . . . . .  88
  Section 12.10  Reliance on Judicial Order or
                 Certificate of Liquidating Agent . . .  89
  Section 12.11  Rights of Trustee as a Holder of Senior
                 Indebtedness; Preservation of Trustee's
                 Rights . . . . . . . . . . . . . . . .  89
  Section 12.12  Article Applicable to Paying Agents. .  90

  ARTICLE XIII   DEFEASANCE . . . . . . . . . . . . . .  90

  Section 13.1  Company's Option to Effect
                Defeasance or Covenant Defeasance . . .  90
  Section 13.2  Defeasance and Discharge. . . . . . . .  90
  Section 13.3  Covenant Defeasance . . . . . . . . . .  91
  Section 13.4  Conditions to Defeasance. . . . . . . .  91
  Section 13.5  Deposited Money and U.S. Government
                Obligations to Be Held in Trust;
                Other Miscellaneous Provisions. . . . .  93
  Section 13.6  Reinstatement . . . . . . . . . . . . .  94

  ARTICLE XIV   GUARANTEE OF SECURITIES . . . . . . . .  94

  Section 14.1  Guarantee . . . . . . . . . . . . . . .  94
  Section 14.2  Execution and Delivery of Guarantee . .  95
  Section 14.3  Limitation of Guarantor's Liability . .  96
  Section 14.4  Guarantee Unconditional, etc. . . . . .  96
  Section 14.5  Covenant of Holding . . . . . . . . . .  98
  Section 14.6  Guarantee Obligations Subordinated
                to Guarantor Senior Indebtedness. . . .  98
  Section 14.7  Payment over of Proceeds upon
                Dissolution, etc., of a Guarantor . . .  98
  Section 14.8  Suspension of Guarantee Obligations When
                Senior Indebtedness in Default. . . . . 100
  Section 14.9  Subrogation to Rights of Holders of
                Guarantor Senior Indebtedness . . . . . 101
  Section 14.10  Guarantor Provisions Solely to
                 Define Relative Rights . . . . . . . . 102
  Section 14.11  Trustee to Effectuate Subordination
                 of Guarantee Obligations . . . . . . . 102
  Section 14.12  No Waiver of Guarantee
                 Subordination Provisions . . . . . . . 103
  Section 14.13  Release of a Guarantor . . . . . . . . 100


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . .  96

SIGNATURES AND SEALS. . . . . . . . . . . . . . . . . .  97

ACKNOWLEDGMENTS

     INDENTURE, dated as of ________, 1996, by and among HOMELAND STORES, INC., a Delaware corporation (the
"Company"), HOMELAND HOLDING CORPORATION, a Delaware corporation and the guarantor of the Company's obligations hereunder ("Holding" or the
"Guarantor"), and FLEET NATIONAL BANK, a national banking association, as trustee (the"Trustee").

                    RECITALS

     WHEREAS, the Company has duly authorized the creation of an issue of its 10% Senior Subordinated
Notes due 2003 (the"Securities") on the terms and in the amount hereinafter set forth, and Holding has duly authorized the issuance of the Parent Guarantee
(as defined below), and each of the Company and Holding has duly authorized the execution and delivery of this Indenture;

     WHEREAS, this Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture
Act (as defined below) that are required to be part of, and to govern indentures qualified under, the Trust Indenture Act;

     WHEREAS, all acts and things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid, binding and legal obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with its terms; and

     WHEREAS, all acts and things necessary have been done to make the Parent Guarantee the valid, binding and legal obligation of Holding, and to make this Indenture a valid agreement of Holding in accordance with its terms.

     NOW, THEREFORE, THIS  INDENTURE WITNESSETH:

     For and in consideration of the premises and the acquisition of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                        ARTICLE 1.

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

  Section 1.1     Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

  (a) the terms defined in this Article I have the meanings assigned to them in this Article and include the plural as well as the singular;

  (b)    all other terms used herein which are
     defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as defined below);

  (d)   the words "herein," "hereof" and
     "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

  (e)    the word "or" is not exclusive; and

  (f) provisions apply to successive events and transactions.

     Certain terms, used principally in Articles V and XIII, are defined in those Articles.

     "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary of any other Person (or is merged with any other Person) or (ii) assumed in connection with the acquisition of assets from a Person, other than Indebtedness Incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of such other Person or such merger or acquisition, as the case may be.

     "Additional Assets" means any property (other than cash, Cash Equivalents or securities) used in any business in which the Company or any Subsidiary is engaged as of the date hereof or any business ancillary thereto.

      "Affiliate" means, with respect to any specified
Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person,
(ii) any spouse, immediate family member or other relative who has the same principal residence of any Person described in (i) above, (iii) any trust in which any such Person described in clause or (i) or
(ii) above has a beneficial interest and (iv) any corporation of which any such Person described in clause (i), (ii) or (iii) above collectively owns more than 50% of the equity of such entity. For purposes of this definition, _beneficial ownership_
(as defined in Rule 13d-3 under the Exchange Act) of 10% or more of the Voting Stock of a Person shall be deemed to be control of such Person.

      "Asset Sale" has the meaning specified in Section
10.16.

      "Average Life to Stated Maturity" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

      "AWG" means Associated Wholesale Grocers, Inc., a
Missouri corporation.

      "AWG Equity" means all equity, deposits, credits, sums and indebtedness of any kind or description whatsoever, at any time owed by AWG to the Company or at any time standing in the name of or to the credit of the Company on the books and/or records of AWG, including, without limitation, AWG Membership
Stock, members' deposit certificates, patronage refund certificates, members' savings, direct patronage or year-end patronage, concentrated purchase allowance, quarterly payments and any other amounts due from AWG to the Company under the AWG
Supply Agreement.

      "AWG First Offer Rights" means (i) AWG's right of first offer with respect to the stores owned or operated by the Company listed on Exhibit B to the AWG Supply Agreement and (ii) any public recordation of such first offer rights, provided that any such public recordation shall be terminable from time to time as set forth in Section 7(f) of the AWG Supply
Agreement.

      "AWG Liens" means (i) Liens on AWG Equity owned or hereafter acquired by the Company to secure the Company's obligations to AWG under the AWG Supply
Agreement and the AWG Membership Documents, (ii)
Liens consisting of the AWG Use Restrictions and
(iii) Liens consisting of the AWG First Offer
Rights.

      "AWG Membership Documents" means (i) the Application for Membership by Homeland Stores, Inc., between the Company and AWG and (ii) the Stock Power of Attorney granted to AWG by the Company with respect to the AWG Membership Stock owned by the Company.

      "AWG Membership Stock" means the Class A Common
Stock, par value $100 per share, of AWG.

      "AWG Supply Agreement" means the Supply Agreement, dated as of April 21, 1995, between the Company and AWG, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

      "AWG Use Restrictions" means (i) the Company's agreement under Sections 7(g) and 8(b) of the AWG
Supply Agreement to dedicate (to the extent of its interest therein (including leasehold interests)) certain real property and the improvements thereon to the exclusive use of a retail grocery facility
(including all activities which from time to time are commonly associated with the operation of a grocery facility) which is owned by a retail member of AWG and (ii) any public recordation of such agreement, provided that any such public recordation shall be terminable from time to time as set forth in Section 8(b) of the Supply Agreement.

      "Board of Directors" of any Person means the board of directors of such Person or any duly authorized committee of such board.

      "Board Resolution" of any Person means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification and on the date delivered to the Trustee.

      "Business Day" means any day that is not a day on which banking institutions in The City of New York or the city in which the principal corporate trust office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

      "Capital Lease Obligation" of any Person means any obligations of such Person and its Subsidiaries on a consolidated basis under any capital lease that, in accordance with GAAP, is required to be recorded as a capitalized lease obligation; and for purposes of the Indenture, the amount of such obligations at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.
_Capital Stock_ of any Person means any and all shares, interests, participations, or other equivalents (however designated) of such Person_s capital stock (including any Preferred Stock) whether now outstanding or issued after the Issue
Date.

      "Cash Equivalents" means (i) securities issued directly or fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition,
(ii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thomson Watch Rating of "B" or better, (iii) repurchase obligations and reverse repurchase obligations of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above, in each case maturing within six months from the date of acquisition and (iv) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or
Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition.

      "Change of Control" means such time as:

  (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
     Act) (other than any Permitted Holders) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act; provided that a "person" or "group" shall be deemed to be a "beneficial owner" for purposes of this definition even if its right to acquire beneficial ownership of Voting Stock arises after a 60-day period) of more than fifty percent (50%) of the total voting power of the then outstanding Voting Stock of the Company or Holding;

  (ii) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
     Act) (other than any Permitted Holders) has the ability to designate a majority of the Board of Directors of the Company or Holding;

  (iii) the Company or Holding liquidates or dissolves or adopts a plan of liquidation;

   (iv)  Holding shall cease to own and control,
     beneficially and of record, 100% of the Capital
     Stock of the Company;

   (v)   the Company or Holding sells, assigns,
     transfers or otherwise disposes of all or substantially all of its assets, in one transaction or a series of related transactions, to any Person other than a Wholly
     Owned Subsidiary of the Company;

   (vi) during any 24 month period, individuals who at the beginning of such period constituted the Board of Directors of the Company or Holding
     (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company or Holding was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) ceases for any reason to constitute a majority of the Board of Directors of the Company or Holding then in office; provided, however, that this clause
     (vi) shall not be applicable if the continuing directors do not constitute at least a majority of the Board of Directors of the Company or Holding, as the case may be, as a result of directors nominated by any Permitted Holder constituting a majority of the Board of Directors of the Company or Holding); or

  (vii) the Company or Holding consolidates with or merges with or into another Person pursuant to a transaction in which the outstanding Voting
     Stock of the Company or Holding is changed into or exchanged for cash, Cash Equivalents, securities or other property, other than any transaction in which (a) no Redeemable Capital
     Stock is issued and (b) holders of Voting Stock of the Company or Holding, as the case may be, immediately prior to such transaction
     "beneficially own" (as defined in Rule 13d-3 under the Exchange Act) not less than 70% of the Voting Stock of the surviving corporation of such merger or consolidation outstanding immediately after such transaction.

      "Commission" means the Securities and Exchange
Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
"Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor
Person. To the extent necessary to comply with the requirements of the provisions of Sections 310 through 317 of the Trust Indenture Act as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the securities for the purposes of complying with such provisions.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company
(i) by its Chairman of the Board, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant
Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by any of the officers listed in clause (ii) above.

      "Consolidated Depreciation and Amortization Expense" means, with respect to any Person for any period for which the determination thereof is to be made, the aggregate depreciation and amortization expense
(including, without limitation, amortization of goodwill, other intangibles, debt discount and debt issue costs) reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      "Consolidated EBITDA" means, with respect to any Person for any period for which the determination thereof is to be made, the sum (without duplication) for such period of (i) Consolidated Net Income plus, to the extent deducted in determining Consolidated
Net Income, each of (ii) Consolidated Income Tax
Expense, (iii) Consolidated Depreciation and
Amortization Expense, (iv) Consolidated Fixed
Charges, (v) Consolidated Post Retirement Benefits
Other Than Pensions and (vi) non-cash extraordinary charges.

      "Consolidated Fixed Charges" means, with respect to any Person for any period for which the determination thereof is to be made, the sum
(without duplication) of (i) the aggregate amount of interest, whether expensed or capitalized, paid, accrued or scheduled to be paid or accrued during such period (including, without limitation, any non-cash interest payments or accruals, the interest portion of Capital Lease Obligations, all amortization of original issue discount, net cash costs pursuant to Interest Swap Obligations and Currency Agreements (including amortization of fees) and the interest component of any deferred payment obligation) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and (ii) dividends required to be made in respect of Preferred Stock and Redeemable Capital
Stock.

      "Consolidated Income Tax Expense" means, with respect to any Person for any period for which the determination thereof is to be made, the aggregate of the income tax expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

      "Consolidated Interest Coverage Ratio" with respect to any period for which the determination thereof is to be made means the ratio of (i) the aggregate of Consolidated EBITDA for such period (taken as one accounting period) to (ii) the aggregate of Consolidated Fixed Charges; provided that (x) in making such computation, the Consolidated Fixed
Charges attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) bearing, at the option of the obligor thereon, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate and (y) there shall be excluded from the determination of Consolidated Fixed Charges any dividends required to be made in respect of Preferred Stock or Redeemable
Capital Stock of the Company or of a Wholly Owned
Subsidiary of the Company for the applicable period.

      "Consolidated Net Income" means, with respect to any Person for any period for which the determination thereof is to be made, the consolidated net income
(or loss) of such Person and its Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding (i) the non-recurring cumulative effect of accounting changes,
(ii) the portion of net income (or loss) of such Person and its Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Subsidiaries, (iii) net income (or loss) of any Person combined with such Person or any of its Subsidiaries in a _pooling of interests_ basis attributable to any period prior to the date of combination, and (iv) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is subject to a Payment
Restriction.

      "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of Preferred Stock (other than Redeemable Capital Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such Preferred Stock, less (x) all write-ups (other than write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (y) all Investments as of such date in unconsolidated
Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted
Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

      "Consolidated Post Retirement Benefits Other Than
Pensions" means the noncash portion of retirement benefits other than pensions as defined in FASB
Statements 88, 106 and 112, determined in accordance with GAAP.

      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 777 Main Street, Hartford, Connecticut 06115; Attention: Corporate
Trust Department.

      "corporation" includes corporations, associations, partnerships, limited liability companies and business trusts.

      "Credit Agreement" means (i) the New Credit
Agreement, together with all amendments, documents and instruments from time to time delivered in connection with the New Credit Agreement (including, without limitation, any guaranty agreements and security documents), as in effect on the date hereof and, subject to the proviso to the next succeeding sentence, as the New Credit Agreement and such other agreements, documents and instruments may be further amended, amended and restated, renewed, extended, restructured, supplemented or otherwise modified from time to time, and (ii) any credit agreement, loan agreement, note purchase agreement, indenture or other agreement, document or instrument refinancing, refunding or otherwise replacing the New Credit Agreement or any other agreement deemed a Credit Agreement under clause (i) or (ii) hereof, whether or not with the same agent, trustee, representative, lenders or holders, and, subject to the proviso to the next succeeding sentence, irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Credit Agreement" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to any Credit Agreement, including any agreement (x) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby, (y) adding or deleting borrowers or guarantors thereunder, so long as borrowers and issuers include only the Company and its Subsidiaries and their respective successors and assigns or (z) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder, provided that on the date thereof such Indebtedness would be Permitted Indebtedness under clause (i) or (viii) of the definition of Permitted
Indebtedness.

      "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in currency values.

      "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

      "Defaulted Interest" has the meaning given such term in Section 3.7.

      "Default Rate" means a rate of interest per annum equal to the rate per annum of interest provided in the Securities plus 200 basis points.

      "Event of Default" has the meaning specified in
  Article V.

      "Excess Proceeds Amount" has the meaning specified in Section 10.16.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. "Fair Market Value" shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a duly and properly adopted resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee.

      "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public
Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the Issue
Date.

      "Guarantee" means, collectively, the Parent
Guarantee and any Subsidiary Guarantee.

      "Guarantor" means, collectively, (i) Holding, (ii) any Subsidiary Guarantor and (iii) any successor or assign of a Guarantor.

      "Guarantor Senior Indebtedness" means the principal of, premium, if any, and accrued and unpaid interest on (including, without limitation, interest at the contract rate subsequent to the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Guarantor and with respect to the Credit Agreement only, such interest whether or not a claim therefor is allowed in such proceeding) and all reasonable fees and reasonable expenses under or in respect of Indebtedness of the Guarantor under the Credit Agreement.

      "Guaranty" means, as applied to any obligation or liability, (i) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation, liability or Indebtedness of another Person and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, liability or Indebtedness of another Person, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit, and the terms

      "guarantees" and "guaranteed" shall have correlative meanings. Notwithstanding anything herein to the contrary, a guaranty shall not include any agreement solely because such agreement creates a Lien on the assets of any person.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Holding" means Homeland Holding Corporation, a corporation incorporated under the laws of the State of Delaware.

      "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guaranty (including the guaranty of Indebtedness of a Subsidiary or other Affiliate of such Person) or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and
"Incurrence," "Incurred," "Incurrable" and
"Incurring" shall have meanings correlative to the foregoing); provided that the accrual of interest
(whether such interest is payable in cash or in kind) and the accretion of original issue discount shall not be deemed an Incurrence of Indebtedness;
provided, further that (a) any Indebtedness or Redeemable Capital Stock of a Person existing at the time such Person becomes (after the date of this Indenture) a Subsidiary (whether by merger, consolidation, acquisition or otherwise) of the Company shall be deemed to be Incurred for purposes of Section 10.8 by such Subsidiary at the time it becomes a Subsidiary of the Company and (b) any amendment, modification or waiver of any document pursuant to which Indebtedness was previously incurred shall be deemed to be an Incurrence of Indebtedness unless such amendment, modification or waiver does not (i) increase the principal or premium thereof or interest rate thereon (including by way of original issue discount), (ii) change to an earlier date the stated maturity thereof or the date of any scheduled or required principal payment thereon or the time or circumstances under which such Indebtedness may or shall be redeemed or the Average Life to Stated Maturity thereof, (iii) if such Indebtedness is subordinated to the Securities, modify or affect, in any manner adverse to the Holders, such subordination, (iv) if the Company is the obligor thereon, provide that a Subsidiary of the Company not already an obligor thereon shall be an obligor thereon or (v) violate, or cause the Indebtedness to violate, the provisions of Section
10.14.

      "Indebtedness" means, with respect to any Person, without duplication, (i) all liabilities, contingent or otherwise, of such Person (a) for borrowed money
(whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property or c for the payment of money relating to a Capital Lease Obligation; (ii) obligations of such Person in respect of letters of credit (including reimbursement obligations with respect thereto); (iii) Interest Swap Obligations of such Person or obligations of such Person with respect to the Currency Agreements; (iv) all liabilities of others of the kind described in the preceding clause (i), (ii), (iii) that (a) such Person has guaranteed, (b) have been Incurred by a partnership in which it is a general partner (to the extent such Person is liable, contingently or otherwise therefor) or c are otherwise its legal liability (other than endorsements for collection in the ordinary course of business); and (v) all obligations of others secured by a Lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Persons_s legal liability; provided, however, that notwithstanding anything in the forgoing that may be deemed to be to the contrary, Indebtedness shall not include (i) any Trade Payables and any other accrued current liabilities Incurred in the ordinary course of business as the deferred purchase price of property acquired in the ordinary course of business; (ii) liabilities arising from guarantees to suppliers, lessors, contractors, franchisees or customers
Incurred in the ordinary course of business
(exclusive of obligations for the payment of money borrowed); and (iii) liabilities from the draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such liabilities are extinguished within five
Business Days of their Incurrence and (iv) prepayments of, or loans and advances with respect to, any receivables owing to the Company or any Subsidiary under the AWG Supply Agreement. The amount of Indebtedness of any Person at any date shall be, without duplication, (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such contingent obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject but which is otherwise nonrecourse to such Person, the lesser of the Fair Market Value at such date of any assets subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.

      "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Interest Swap Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount and shall include any interest rate protection agreement, interest rate future, interest rate option or other interest rate hedge arrangement.

      "Investment" means, directly or indirectly, (i) any advance, loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), (ii) any purchase or acquisition by such Person of any stock, bonds, notes, debentures or other debt or equity interests or other securities issued or owned by any other Person or (iii) any purchase or acquisition by such Person of any group of assets constituting a business. Investments shall not include extensions of trade credit on commercially reasonable terms in accordance with normal trade practices of the Company and its Subsidiaries.

      "Issue Date" means             , 1996.

      "Lien" means any mortgage, charge, pledge, lien, privilege, security interest or encumbrance of any kind (including any conditional sale or other title retention agreement).

      "Material Adverse Effect" means, with respect to the Company, any circumstance, change, event, transaction, loss, failure or other occurrence of a business, economic, financial or other operational nature, any development involving compensation of or relations with employees and any determination in any litigation, arbitration or governmental investigation or proceeding, having, in any such case, a material adverse effect on (a) the business, assets, properties, revenues, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform any of its obligations hereunder.

      "Maturity" when used with respect to any Security means the date on which the principal of (and premium, if any) and interest on such Security becomes due and payable as therein or herein provided, whether at Stated Maturity, Change of Control Purchase Date, Asset Sale Purchase Date or
Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

      "Net Cash Proceeds" means, with respect to any Asset
Sale, the proceeds in the form of cash or Cash
Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents) received by the Company or any of its Subsidiaries from such Asset
Sale, net of (i) reasonable out-of-pocket expenses and fees (including, without limitation, brokerage commissions and fees and expenses of legal counsel and investment bankers) relating to such Asset Sale,
(ii) taxes paid or payable as a result of such Asset
Sale (including, without limitation, income taxes reasonably estimated to be actually payable as a result of any disposition of property within two years of the date of such disposition and after taking into account any reduction in tax liability due to available tax credits or deductions and any tax sharing arrangements), (iii) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale and (iv) appropriate amounts to be provided by the Company or any Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary of the Company, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers_ Certificate delivered to the Trustee;
provided, however, that the amount of any such reserve shall constitute Net Cash Proceeds if and when it no longer is required to be maintained in accordance with GAAP but only to the extent that the amount originally reserved was not utilized for its specified purpose.

      "New Credit Agreement" means the Credit Agreement, dated as of , 1996, among the Company, Holding as guarantor, the lenders named therein and , as agent for such lenders.

      "Obligations" means any principal, interest
(including, without limitation, any interest accruing subsequent to an event specified in Sections 5.1(f) and 5.1(g), whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under the Federal
Bankruptcy Code), penalties, fees, expenses and other monetary liabilities payable under the Securities or this Indenture.

      "Officer" of any Person means the Chairman of the Board, the President, any Senior or Executive Vice
President, any Vice President, the Treasurer, an
Assistant Treasurer, the Secretary, an Assistant
Secretary or the Controller of such Person.

      "Officers' Certificate" means a certificate signed by two Officers (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) of any Person and conforming to the requirements set forth in Section
1.3.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Trust Indenture Act Section 314(e) to the extent applicable.

      "Other Permitted Liens" means (i) Liens for taxes, assessments, governmental charges or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien, and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (ii) statutory Liens of landlords, vendors and laborers and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business and with respect to amounts which are not yet delinquent or which are being contested in good faith by appropriate proceedings, for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made;
(iii) Liens Incurred or deposits made in the ordinary course of business in connection with workers_ compensation, unemployment insurance and other types of social security or other insurance-related obligations (including, without limitation, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto); (iv)
Liens Incurred or deposits made to secure the performance of tenders, bids, leases, public or statutory obligations, surety and appeal bonds, government contracts, progress payments, performance and return-of-money bonds and other obligations of a like nature Incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) zoning restrictions, licenses, covenants, reservations, easements, rights-of-way, restrictions, minor defects or irregularities in title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances Incurred or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Subsidiary
Incurred in the ordinary course of business; and
(vi) Liens Incurred in the ordinary course of business securing reimbursement obligations with respect to commercial letters of credit permitted under this Indenture which encumber documents and other property relating to such letters of credit or products and proceeds thereof.

      "Outstanding" when used with respect to the Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

  (a)    Securities theretofore canceled by the
     Trustee or delivered to the Trustee for
     cancellation;

  (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, and the Trustee or such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of Article XII; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

  (c) Securities, except to the extent provided in Section 13.1, with respect to which the Company has effected defeasance as provided in
     Article XIII; and

  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities, or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only
Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Parent Guarantee" means the Guarantee of Holding incorporated in Section 14 of this Indenture and made a part of the Securities.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

      "Payment Restriction" means with respect to a Subsidiary of any Person, any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree or order, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital
Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other
Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary of such Person, or c transfer any of its properties or assets to such Person or any other Subsidiary of such Person, or (ii) such Person or any other
Subsidiary of such Person to receive or retain any such (a) dividends, distributions or payments, (b) loans or advances, or c transfer of properties or assets.

      "Permitted Holder" means any "person" or "group"
(within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) that "beneficially owns" (as defined in Rule 13d-3 under the Exchange Act, provided that a "person" or "group" shall be deemed to be a "beneficial owner" for purposes of this definition even if its right to acquire beneficial ownership of Voting Stock arises after a 60-day period) more than five percent (5%) of the Voting
Stock of Holding as of the Issue Date.
Notwithstanding the foregoing, "Permitted Holder" shall not include any Person who, together with its Affiliates, "beneficially owns" more than 50% of the Voting Stock of the Company or Holding as of any date after the Issue Date, excluding from the calculation of such Person's "beneficial ownership" any Voting Stock that such Person and its Affiliates would be deemed to "beneficially own" solely by reason of its (or their) membership in a "group."

      "Permitted Indebtedness" means any of the following
Indebtedness of the Company or any Subsidiary, as the case may be:

  (i)  Indebtedness of the Company under the Credit
     Agreement in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $37,500,000, less (1) the amount of any scheduled principal payments actually made
     (excluding, without limitation, any prepayments required to be made based upon the Company's excess cash flow) or the amount of any other prepayments which are applied or credited against scheduled principal payments on the date such scheduled principal payments would otherwise have been made (except to the extent refinanced under a replacement Credit Agreement at the time of the respective repayment) by the Company or any Guarantor in respect of any term loans under the Credit Agreement and (2) the amount by which the aggregate commitment under any revolving credit facility under the Credit
     Agreement at any time has been permanently reduced to the extent, if any, that any repayments required to be made in connection with effecting such permanent reduction have been made (it being understood that to the extent a reduction in commitments under any revolving credit facility under the Credit
     Agreement arises solely in connection with a refinancing of outstanding amounts under such revolving credit facility with borrowings under a replacement Credit Agreement and the commitments under the Credit Agreement are thereby replaced with commitments under such replacement Credit Agreement such a permanent reduction shall not have occurred); and (y) the amount equal to the sum of (1) 75% of the net book value of accounts receivable not more than 90 days old, as determined in accordance with GAAP, (2) 50% of the net book value of inventory (determined on a first-in-first-out basis) of the Company and its Subsidiaries on a consolidated basis at the time such Indebtedness is Incurred, as determined in accordance with GAAP and (3) $10 million;

  (ii) Indebtedness of the Company under the Securities;

 (iii) Indebtedness of the Company or any of its Subsidiaries consisting of Capital Lease
     Obligations and Purchase Money Obligations so long as the aggregate amount of such Indebtedness Incurred during any fiscal year does not exceed $10 million;

  (iv) Indebtedness of a Subsidiary to the Company or to a Wholly Owned Subsidiary;

  (v)  Indebtedness of the Company to a Wholly Owned
     Subsidiary of the Company which is unsecured and, unless owing to a Guarantor, subordinated in right of payment to the payment and performance of the Company_s obligations under the Indenture and the Notes; provided, however, that any subsequent issuance or transfer of Capital Stock that results in such Wholly Owned
     Subsidiary ceasing to be such, or any
     subsequent transfer of such Indebtedness (other than to the Company or a Wholly Owned
     Subsidiary) will be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company or of such Indebtedness by such Wholly Owned Subsidiary;

  (vi) Indebtedness which represents the assumption by the Company of Indebtedness of any Wholly Owned
     Subsidiary;

 (vii) Indebtedness under Currency Agreements,
     Interest Swap Obligations and other agreements between the Company or a Subsidiary and one or more financial institutions providing for
     "swap," "cap," "collar" or other interest rate protection on other Permitted Indebtedness;

 (viii) Indebtedness not to exceed an aggregate principal amount of $5 million at any one time outstanding in addition to the Indebtedness otherwise permitted hereby, which may be Incurred under the Credit Agreement;

  (ix) Indebtedness Incurred in respect of performance bonds and surety bonds;

  (x)   Indebtedness represented by letters of
     credit issued in the ordinary course of
     business for the account of the Company or any Subsidiary not exceeding an aggregate amount of $2.5 million at any one time outstanding (in addition to any letters of credit issued under the Credit Agreement);

  (xi)  Indebtedness represented by the
     obligations of the Company, as they may exist from time to time, to repurchase from any employee or director, or former employee or director, of the Company or a Subsidiary, Capital Stock of the Company, or options, warrants or rights therefor, issued pursuant to any compensatory plan of the Company;

 (xii)  Indebtedness consisting of guarantees,
     indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets permitted under the Indenture;

 (xiii) Guarantees in respect of Indebtedness
     Incurred by officers or employees of the Company or any Subsidiary in the ordinary course of business and payments in discharge thereof in an amount not to exceed the excess of (x) $500,000 at any time outstanding over
     (y) the aggregate amount, if any, paid after the Issue Date in respect of such guarantees;
     and

 (xiv) Permitted Refinancing Indebtedness the proceeds of which are used to refinance outstanding Permitted Indebtedness of the
     Company or any Subsidiary.

      Any calculation of the amount of outstanding
Indebtedness under any of the foregoing clauses, shall take into account: (A) the principal amount then outstanding that was originally Incurred pursuant to such clause; (B) any outstanding
Indebtedness Incurred pursuant to clause (xiv) to refinance or refund Indebtedness originally Incurred pursuant to such clause; and c any subsequent refinancings or refundings thereof.

      "Permitted Investment" means any of the following:

  (i) Investments in Subsidiaries outstanding as of the date hereof and additional Investments in such Subsidiaries or other Persons so long as, immediately after such Investment, such
     Subsidiary or other Person will be a Wholly
     Owned Subsidiary (including, without
     limitation, Investments in the Capital Stock of such Subsidiary or other Person but excluding
     Investments in any other Person that would constitute the acquisition of a business, which is subject to clause (xiv) below);

  (ii) Investments by Wholly Owned Subsidiaries in the
     Company;

 (iii) (a) Investments in commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by
     Standard & Poor's Corporation on the date of acquisition, (b) certificates of deposit of United States commercial banks (having a combined capital and surplus in excess of $100,000,000), c obligations of, or guaranteed by, the United States government or any agency thereof, (d) money market funds organized under the laws of the United States or any state thereof that invest substantially all their assets in any of the types of investments described in subclause (a), (b) or c of this clause (iii), or (e) to the extent not comprehended by subclauses (a) through (d) of this clause (iii), Cash Equivalents;

 (iv) Investments in, or consisting of, negotiable instruments held for collection; outstanding travel, entertainment, moving and other like loans and advances to officers, employees and consultants; lease, utility and other similar deposits; or stock, obligations or securities received in settlement of claims owing to the Company or a Subsidiary as a result of a composition or readjustment of debt or a reorganization of any debtor, in each of the foregoing cases in the ordinary course of business of the Company or a Subsidiary, as the case may be;

  (v) Investments consisting of accounts receivable owing to the Company or any Subsidiary created in the ordinary course of business;

  (vi) Investments in (a) AWG Membership Stock and (b)
     AWG members deposit certificates, patronage refund certificates or similar types of AWG
     Equity received or earned by the Company from time to time based on the Company_s gross purchases from AWG pursuant to the AWG Supply
     Agreement or in lieu of receiving cash rebates or refunds from AWG;

 (vii) Investments in (a) the capital stock of other retail purchasing cooperatives in connection with becoming a member of such cooperatives and
     (b) additional capital stock of such
     cooperatives which is received or earned by the Company based on the Company's gross purchases from such cooperatives or in lieu of receiving cash rebates or refunds from such cooperatives, provided that in each case, such stock is purchased, received or earned in connection with a supply agreement or arrangement between the Company and such cooperative which is on terms at least as favorable to the Company as the terms that could be obtained by the Company in a comparable transaction made on an arm's length basis with another cooperative, wholesaler or supplier;

 (viii) Investments consisting of non-cash consideration from any Asset Sale made pursuant to and in compliance with Section 10.16;

  (ix) Investments consisting of loans, advances, dividends or distributions by the Company to Holding not to exceed an amount necessary to permit Holding to pay (a) its costs (including all professional fees and expenses) Incurred to comply with its reporting requirements under
     Section 10.4 and (b) its other operational expenses (other than taxes) incurred in the ordinary course of business and not exceeding
     $250,000 in the aggregate any fiscal year;

  (x)   Investments consisting of Indebtedness
     permitted under item (vii) of the definition of Permitted Indebtedness;

  (xi)  Investments in any of the Notes;

 (xii)  Investments consisting of guarantees in
     respect of Indebtedness Incurred by officers or employees in the ordinary course of business and payments in discharge thereof in an amount not to exceed the excess of (x) $500,000 at any time outstanding over (y) the aggregate amount, if any, paid after the Issue Date in respect of such guarantees;

(xiii)  Investments consisting of loans or
     advances to officers, directors or employees incurred prior to the Issue Date and any extensions, renewals, refundings or refinancings thereof, provided that the aggregate amount of such loans and advances shall not exceed $150,000 at any time outstanding;

 (xiv)  Investments in any group of assets
     constituting a business in an amount not to exceed $5 million in the aggregate in any fiscal year;

  (xv)  Investment in joint ventures formed for
     the purpose of purchasing and operating grocery stores, in the aggregate amount of $3 million at any time outstanding; and

 (xvi) Investments in the aggregate amount of $2 million at any time outstanding.

      "Permitted Liens" means (i) Liens existing as of the Issue Date, (ii) Liens securing Indebtedness outstanding under the Credit Agreement (whether or not existing on the Issue Date); (iii) Liens now or hereafter securing any obligations with respect to Interest Swap Obligations, Currency Agreements and other agreements between the Company or a Subsidiary and one or more financial institutions providing for "swap," "cap," "collar" or other interest rate protection on other Permitted Indebtedness; (iv)
Liens securing Acquired Indebtedness created prior to (and not in connection with or in contemplation of) the Incurrence of such Indebtedness by the Company or any Subsidiary; (v) Purchase Money Liens and Liens to secure Capital Lease Obligations permitted hereunder covering only the property acquired with such Indebtedness; (vi) Liens securing
Permitted Refinancing Indebtedness; provided that such Liens extend to or cover only the property or assets then securing the Indebtedness being refinanced; (vii) any Liens which may be granted to secure the Securities or any Guarantees; (viii)
Liens in favor of the Company or any Subsidiary of the Company; (ix) Liens securing Indebtedness permitted to be incurred under clause (x) of the definition of Permitted Indebtedness liens; (x) the AWG Liens; and (xi) Other Permitted Liens.

      "Permitted Refinancing Indebtedness" means any
Indebtedness of the Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Subsidiaries; provided that (i) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith), (ii) with respect to Indebtedness that is not Senior Indebtedness (a) such Indebtedness has an Average Life to Stated Maturity equal to or greater than and a final maturity no earlier than the Average Life to Stated Maturity and final maturity of the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, and (b) such Indebtedness is subordinated in right of payment pursuant to terms at least as favorable to the Holders of Securities as those, if any, contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded and (iii) no such Indebtedness Incurred by the Company is extended, refinanced, renewed, replaced, defeased or refunded with Indebtedness Incurred by a Subsidiary.

      "Person" means any individual, corporation, limited or general partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen
Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen
Security.

      "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, and includes, without limitation, all classes and series of preferred or preference stock.

      "Purchase Money Liens" means Liens to secure or securing Purchase Money Obligations permitted to be Incurred under this Indenture.

      "Purchase Money Obligations" means Indebtedness representing, or Incurred to finance, the cost (a) of acquiring any assets and (b) of construction or improvement of property, in each case for use in the business of the Company and its Subsidiaries
(including Purchase Money Obligations of any other
Person at the time such other Person is merged with or is otherwise acquired by the Company or a Subsidiary); provided that (i) the principal amount of such Indebtedness does not exceed 100% of such cost, including construction or improvement costs,
(ii) any Lien securing such Indebtedness does not extend to or cover any other asset or property other than the asset or property being so acquired, constructed or improved and (iii) such Indebtedness is Incurred, and any Liens with respect thereto are granted, within 180 days of the acquisition of such property or asset.

      "Redeemable Capital Stock" means Capital Stock that either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to the Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to the Stated
Maturity of the principal of the Securities, or is convertible into or exchangeable for debt securities at any time prior to such Stated Maturity.

      "Redemption Date," when used with respect to any Securities to be redeemed, means, in whole or in part, the date fixed for such redemption pursuant to this Indenture.

      "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or
July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Responsible Officer," when used with respect to the Trustee, means any officer in its corporate trust department and any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Payments" has the meaning specified in
  Section 10.9.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Securities" means the Securities that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

      "Security Register" has the meaning specified in
  Section 3.5.

      "Senior Indebtedness" means the principal of, premium, if any, and accrued and unpaid interest on (including, without limitation, interest at the contract rate subsequent to the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company and with respect to the Credit Agreement only, such interest whether or not a claim therefor is allowed in such proceeding) or reasonable fees and reasonable expenses payable under or in respect of Indebtedness of the Company under the Credit Agreement.

      "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 3.7.

      "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, one or more
Subsidiaries thereof or such Person and one or more
Subsidiaries thereof, directly or indirectly, at the date of determination thereof has at least a majority ownership interest. Unless the context indicates otherwise, the term "Subsidiary" shall mean a Subsidiary of the Company or one or more
Subsidiaries of the Company.

      "Subsidiary Guarantees" means the Guarantees of the Subsidiary Guarantors, substantially in the form attached as Exhibit __ hereto, as such Guarantee may be amended, modified or supplemented from time to time.

      "Subsidiary Guarantor" means any Subsidiary that executes a Subsidiary Guarantee and any successor or assign of such Subsidiary Guarantor.

      "Trade Payables" means any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or guaranteed by a Person arising in the ordinary course of business of such Person in connection with the acquisition of goods and services.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

      "Trustee" means the Person named as the _Trustee_ in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor
Trustee.

     "Voting Stock" means, with respect to any Person,
(i) one or more classes of the Capital Stock of such Person having general voting power to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency) and (ii) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (i) above.

      "Wholly Owned Subsidiary" means, with respect to any Person, a Subsidiary of such Person all of the outstanding Capital Stock of which shall at the time be owned by such Person or by one or more Wholly
Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

  Section 1.2     Other Definitions.

Term                                        Defined in
                                              Section

"Act" . . . . . . . . . . . . . . . . . . . .    1.5
"Asset Sale Notice" . . . . . . . . . . . . .   10.16
"Asset Sale Offer". . . . . . . . . . . . . .
"Asset Sale Offer Price". . . . . . . . . . .
"Asset Sale Purchase Date". . . . . . . . . .   10.16
"Asset Sale Purchase Notice". . . . . . . . .   10.16
"Asset Sale Purchase Price" . . . . . . . . .   10.16
"Asset Sale Trigger Date" . . . . . . . . . .   10.16
"Change of Control Notice". . . . . . . . . .   10.15
"Change of Control Offer" . . . . . . . . . .   10.15
"Change of Control Purchase Date" . . . . . .   10.15
"Change of Control Purchase Notice" . . . . .   10.15
"Change of Control Purchase Price". . . . . .   10.15
"defeasance". . . . . . . . . . . . . . . . .   13.1
"Default Notice". . . . . . . . . . . . . . .    5.1
"Defaulted Interest". . . . . . . . . . . . .    3.7
"incorporated provision". . . . . . . . . . .    1.8
"Payment Blockage Period" . . . . . . . . . .   12.3
"Payment Default" . . . . . . . . . . . . . .   12.3
"Security Registrar". . . . . . . . . . . . .    3.5
"U.S. Government Obligations" . . . . . . . .   13.2

  Section  1.3     Compliance Certificates and Opinions.

      Upon any application or request by the Company and/or the Guarantor to the Trustee to take any action or omit to take any action under this Indenture, the Company and/or the Guarantor, as applicable, shall furnish to the Trustee an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture
(including any covenant compliance with which constitutes a condition precedent, if any) relating to the proposed action or inaction have been complied with, and an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

  (b)    a brief statement as to the nature and
     scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

  (d) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

  (e) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers'
     Certificate or certificates of public
     officials.

     Section  1.4    Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations of an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

  Section  1.5     Acts of Holders.

  (a)    Any request, demand, authorization,
     direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and/or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act Section
     315) conclusive in favor of the Trustee, the Company and/or the Guarantor, as applicable, if made in the manner provided in this Section.

  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

  (c)   The ownership of Securities shall be
     proved by the Security Register.

  (d)   If the Company shall solicit from the
     Holders any request, demand, authorization, direction, notice, consent, waiver or other
     Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust
     Indenture Act Section 316c, any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

     If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then
     Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 90 days after the record date.
  (e)    Any request, demand, authorization,
     direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent, the Company and/or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

     Section   1.6    Notices, etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

  (a)    the Trustee by any Holder, the Company
     and/or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office,
     Attention:  Corporate Trust Administration
     Department; or

  (b)   the Company and/or the Guarantor by the
     Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company addressed to it at Homeland Stores, Inc., 2601 Northwest Expressway Oil Center
     East, 11th Floor, Oklahoma City, Oklahoma
     73112, Attention: Chief Financial Officer, or at any other address furnished in writing to the Trustee by the Company.

     Section  1.7     Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event at its address as it appears in the Security Register not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when deposited for mailing to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 1.8   Conflict of any Provision of ndenture with Trust
                   Indenture Act.

      If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust
Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

  Section  1.9     Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

  Section  1.10     Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and/or the Guarantor shall bind its respective successors and permitted assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its successors and permitted assigns.

  Section   1.11     Separability Clause.

      In case any provision in this Indenture, the Securities or any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  Section   l.12     Benefits of Indenture.

      Nothing in this Indenture, the Securities or any Guarantee, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

  Section   1.13     Governing Law.

      THIS INDENTURE, THE SECURITIES AND EACH GUARANTEE
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

  Section   1.14     Legal Holidays.

      In any case where any Interest Payment Date, any date established for payment of Defaulted Interest pursuant to Section 3.7, or any Maturity with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding
Business Day with the same force and effect as if made on the Interest Payment Date or date established for payment of Defaulted Interest pursuant to Section 3.7 or Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or date established for payment of Defaulted Interest pursuant to Section 3.7 or Maturity, as the case may be, to the next succeeding Business Day.

  Section   1.15     No Recourse Against Others.

      A director, officer, employee or stockholder, as such, of the Company or any other obligor on the Securities shall not have any liability for any obligations of the Company or such obligor, as the case may be, under the Securities, this Indenture or any Guarantee or for any claim based on, or in respect of, or by reason of such obligations. Each
Holder by accepting any of the Securities waives and releases all such liability.

                             ARTICLE II

                          SECURITY FORMS

  Section   2.1     Forms Generally.

      The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

      The definitive Securities shall be printed or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

  Section   2.2     Form of Face of Security.

                     HOMELAND STORES, INC.

               10% Senior Subordinated Note due 2003
No. _____                                              $________

      HOMELAND STORES, INC., a Delaware corporation
(herein called the _Company,_ which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of __________ Dollars on August 1, 2003, at the office or agency of the Company referred to below, and to pay interest thereon on February 1, 1997 and semiannually thereafter, on February 1 and August 1 in each year, from ______
__, 199_ or from the most recent Interest Payment
Date to which interest has been paid or duly provided for, at the rate of 10% per annum until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Interest shall be calculated on the basis of a 360-day year of twelve
30-day months. Any such interest not so actually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record
Date, and may be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The
City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United
States of America as at the time of payment is legal tender for payment of public and private debts;
provided, however, that, at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security
Register or by wire transfer to an account maintained by the payee located in the United
States.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this
instrument to be duly executed under its corporate
seal.
  Dated:                   HOMELAND STORES, INC.


                           By _______________________
Attest:



_____________________
Authorized Signatory


  Section   2.3     Form of Reverse of Security.

      This Security is one of a duly authorized issue of securities of the Company designated as its 10%
Senior Subordinated Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $60,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of ______ ___, 1996, by and among the Company, Homeland Holding Corporation, as
Guarantor, and Fleet National Bank, as trustee
(herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are and are to be, authenticated and delivered.

      The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after ______ __, 1999,as a whole or in part, at the election of the Company, at the Redemption Price equal to the percentage of the principal amount redeemed, as set forth in the table below, together in the case of any such redemption with accrued interest to the Redemption Date
(subject to the right of Holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date), all as provided in the Indenture.

      If Redeemed On              Redemption Price
         or after:                    Shall Be:

      August 1, 1999                   105.00%

      August 1, 2000                   103.33%

      August 1, 2001                   101.67%

      August 1, 2002                   100.00%

      In addition, upon the occurrence of a Change of Control prior to August 1, 1999, the Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after ______ __, 1999, as a whole or in part, at the election of the Company, at the Redemption Price equal to the percentage of the principal amount redeemed, as set forth in the table below, together in the case of any such redemption with accrued interest to the Redemption Date (subject to the right of Holders of record on relevant Regular
Record Dates to receive interest due on an Interest
Payment Date), all as provided in the Indenture.

      If Redeemed On              Redemption Price
        or after:                     Shall Be:

      August 1, 1996                   108.00%

      August 1, 1997                   107.00%

      August 1, 1998                   106.00%

      Notwithstanding the foregoing, if the aggregate principal amount of Outstanding Securities after a redemption would be less than $20 million, then the Company shall redeem all Outstanding Securities.

  The Securities are not entitled to the benefit of any sinking fund.

      In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more
Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

      In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

      Sections 10.15 and 10.16 of the Indenture provide that upon the occurrence of a Change of Control and following any Asset Sale, and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of Securities at the purchase price, and in accordance with the procedures, set forth in the Indenture.
If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

      The Securities enjoy the benefits of the Guarantee contained in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

      The Securities and the Guarantee are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company whether outstanding on the date of the Indenture or thereafter created, Incurred, assumed or guaranteed.
Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new
Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities are issuable only in registered form, without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with registration of transfer or exchange.

      Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent shall be affected by notice to the contrary.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

  Section   2.4.     Form of Trustee's Certificate of Authentication.

  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities referred to in the within-mentioned Indenture.

                              FLEET NATIONAL BANK
                                             as Trustee

                                 By_______________________
                                    Authorized Signatory

  Section   2.5     Form of Parent Guarantee.

                              GUARANTEE

      The undersigned hereby unconditionally guarantees to the holder of the within Security the due and punctual payment of the principal of, interest, and interest on overdue principal and interest, if any, if lawful, on such Security and all other
Obligations payable by the Company under the Indenture and such Security, as more fully set forth in the Indenture.

                              HOMELAND HOLDING CORPORATION


                                 By_______________________
Attest:



___________________________
Authorized Signatory



                               ARTICLE III

                             THE SECURITIES

  Section   3.1     Title and Terms.

      The aggregate principal amount of Securities outstanding at any time and which may be authenticated and delivered under this Indenture is limited to $60,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.3, 3.4, 3.5,
3.6, 9.6, 10.15 or 11.8.

      The Securities shall be known and designated as the "10% Senior Subordinated Notes due 2003" of the
Company.  Their Stated Maturity shall be August 1,
2003, and they shall bear interest at the rate of 10% per annum from the date of issuance, or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable on February 1, 1997 and semiannually thereafter on February 1 and August 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

      The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register or by wire transfer to an account maintained by the payee in the United States.

      The Securities shall be redeemable as provided in Article XI.

      The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in
Article XII.

      The Securities shall not be entitled to the benefits of any sinking fund.

  Section   3.2     Denominations.

      The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

  Section   3.3     Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by any two of the following: its Chairman of the Board, its President or one of its Vice
Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at the time of the placement of their signatures on the Securities the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      The Trustee shall (upon Company Order) authenticate and deliver Securities for original issue in an aggregate principal amount of up to $60,000,000.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

      In case the Company, pursuant to Article VIII, shall be consolidated or merged with or into any other
Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver
Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this section in exchange or substitution for or upon registration of transfer of any Securities, such successor
Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.

      Holding shall execute the Parent Guarantee in the manner set forth in Section 14.2. Any Subsidiary which is required to become a Subsidiary Guarantor pursuant to Section 10.18, shall execute a Subsidiary Guarantee and a supplemental indenture in the manner set forth in Section 14.2.

  Section   3.4     Temporary Securities.

      Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary
Securities which are printed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary
Securities shall in all respects be entitled to the same benefits under this Indenture as definitive
Securities.

  Section   3.5     Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate
Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes referred to as the "Security
Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Said office or agency is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations and of a like aggregate principal amount.

      At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.3, 3.4, 3.6, 9.6, 10.15, 10.16 or 11.8 not involving any transfer.

      The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business
(i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 11.4 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or
(b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

  Section   3.6   Mutilated, Destroyed, Lost and Stolen Securities.

      If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated
Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay all amounts then due and payable on such Security.

      Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every replacement Security issued pursuant to this
section in lieu of any destroyed, lost or stolen
Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture (including any Guarantee) equally and proportionately, with any and all other Securities duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Securities.

  Section   3.7     Payment of Interest; Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.2; provided, however, that each installment of interest may at the Company_s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the person entitled thereto pursuant to Section
3.8, to the address of such person as it appears in the Security Register or (ii) wire transfer to an account maintained by the payee located in the United States.

      Any Interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (such defaulted interest herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant
Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective
Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of the Defaulted Interest, which shall be fixed in the following manner. The
Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date.
Notice of the proposed payment of such
Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted
Interest shall be paid to the Persons in whose names the Securities (or their respective
Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

  (2)    The Company may make payment of any
Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee (acting reasonably).

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other
Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

  Section   3.8     Persons Deemed Owners.

      Prior to the time of due presentment for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor the Trustee nor any agent of the Company, or the Trustee shall be affected by notice to the contrary.

  Section   3.9     Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section.
All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that canceled Securities be returned to it.

  Section   3.10     Computation of Interest.

Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

      Section 3.11  CUSIP Numbers.  The Company in issuing
the Securities may use "CUSIP" numbers (if then generally in use), and if so, the Trustee shall use
CUSIP numbers in notices of redemption or exchange as a convenience to the Holders of the Securities;
provided that any such notice shall state that no representation is made as to the correctness or accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                             ARTICLE IV

                    SATISFACTION AND DISCHARGE

  Section   4.1     Satisfaction and Discharge of Indenture.

      This Indenture shall, upon Company Request, cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

  (a)    either (i) all Securities theretofore
     authenticated and delivered (other than (x)
     Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or (ii) all such Securities not theretofore delivered
     (except lost, stolen or destroyed Securities which have been replaced or repaid) to the Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at their Stated Maturity within one year, or
     (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of
     (1), (2) or (3) above, has irrevocably
     deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities (except lost, stolen or destroyed Securities which have been replaced or repaid) not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6 shall survive.

     Section   4.2     Application of Trust Money.

      Subject to the provisions of the last paragraph of
Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying
Agent) as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                             ARTICLE V

                             REMEDIES

  Section   5.1     Events of Default.

  An "Event of Default" occurs if:

  (a)    the Company defaults in the payment of
     interest on any Security when the same becomes due and payable and such default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article XII; or

  (b) the Company defaults in the payment of the principal of (or premium, if any, on) any Security at its Maturity, whether or not such payment shall be prohibited by the provisions of Article XII; or

  (c)    the Company defaults in the performance
     of, or breaches, any covenant or warranty of the Company hereunder (other than a default specified in Section 5.1(a), (b) or (h)), and continuance of such default or breach for a period of 30 days after a written notice specifying such default or breach and stating that such notice is a "Notice of Default" hereunder has been given, by registered or certified mail, to (x) the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities; or

  (d)    an event of default as defined in any
     mortgage, bond, indenture, loan agreement or other evidence of Indebtedness under which the Company or any Subsidiary then has outstanding
     Indebtedness in excess of $5 million in the aggregate, shall occur and such default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness within the applicable grace period, if any, of such Indebtedness or (ii) results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable
     (if not already matured at its final maturity in accordance with its terms); or

  (e)    final judgments or orders are rendered
     against the Company, the Guarantor or any Subsidiary which require the payment in money, either individually or in an aggregate amount, that is more than $5 million and such judgment or order shall not have been discharged or fully bonded, and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree shall not be in effect; or

  (f)     a decree or order is entered by a court
     having jurisdiction in the premises (i) for relief in respect of the Company, the Guarantor or any Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or
     (ii) adjudging the Company, the Guarantor or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, the Guarantor or any Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, the Guarantor or any Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

  (g)    the Company, the Guarantor or any
     Subsidiary (i) institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or any other case or proceedings to be adjudicated a bankrupt or insolvent, (ii) consents to the entry of a decree or order for relief in respect of the Company, the Guarantor or any Subsidiary in any involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or to the institution of bankruptcy or insolvency proceedings against the Company, the Guarantor or any Subsidiary, (iii) files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, (iv) consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company, the Guarantor or any Subsidiary or of any substantial part of its property, (v) makes an assignment for the benefit of creditors, or (vi) admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action; or

 (h) there is a default in the performance or breach of any of the provisions of Article
     VIII.

     Section   5.2     Acceleration of Maturity; Rescission.

      If an Event of Default (other than an Event of Default specified in Section 5.1(f) or 5.1(g)) occurs and is continuing, the Trustee or the Holders of at least 25% of the principal amount of the Securities then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, and upon any such declaration such principal, premium and accrued interest shall become immediately due and payable. If an Event of Default specified in Section 5.1(f) or 5.1(g) occurs and is continuing, then the principal of, premium, if any, on and accrued and unpaid interest, if any, on all of the Outstanding Securities and all other amounts owing hereunder shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

      At any time after a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay
(i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Securities, (iii) all unpaid principal of and premium, if any, on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the Default
Rate, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided in the Securities; (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by the declaration of acceleration, have been cured or waived; and c the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

      Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 5.1(d) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

  Section   5.3     Collection of Indebtedness and Suits for
Enforcement by Trustee.

      The Company covenants that if
  (a)    default is made in the payment of any
interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

  (b)    default is made in the payment of the
principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the Default Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.
If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

  Section   5.4     Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

  (a)    to file and prove a claim for the whole
amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee
(including any claim for the reasonable
compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

  Section   5.5     Trustee May Enforce Claims Without
Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

  Section   5.6     Application of Money Collected.

      Subject to Article XII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

      FIRST: to the payment of all amounts due the Trustee under Section 6.6;

      SECOND: to the payment of the amounts then due and unpaid for principal (and premium, if any) and interest on the Securities, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest;

      THIRD: to the payment of any other Obligations owing to the Holders; and

      FOURTH: the balance, if any, to the Company or any obligors on the Securities, as their interests may appear or as a court of competent jurisdiction may direct.

  Section   5.7     Limitation on Suits.

      No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

  (b)    the Holders of not less than 25% in
principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be Incurred in compliance with such request;

  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;
and

  (e)    no direction inconsistent with such
written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
Securities;

it being understood and intended that no one or more
Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other
Holders or to enforce any right under this Indenture except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

  Section   5.8     Unconditional Right of Holders to
Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

  Section   5.9     Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

  Section   5.10     Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

  Section   5.11     Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.
Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

  Section   5.12     Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that

  (a)    such direction shall not be in conflict
with any rule of law or with this Indenture or expose the Trustee to personal liability, and

  (b)   subject to the provisions of Trust
Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section   5.13     Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past
Default or Event of Default hereunder and its consequences, except a Default or Event of Default

  (a) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security at its Maturity, or

  (b)   in respect of a covenant or provision
hereof which under Article IX cannot be
modified or amended without the consent of the Holder of each Outstanding Security affected thereby.

      Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

  Section   5.14     Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding
Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any, on) or interest on any Security on or after the respective Stated
Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption
Date).

  Section   5.15     Waiver of Stay or Extension.

      The Company and any Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any Guarantee; and the Company and any Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

  Section   5.16     Event of Default from Willful  Action.

      In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to Section 11.1, a premium equal to the premium that would have been payable had the Securities been redeemed on the date of the occurrence of the Event of Default shall also become and be immediately due and payable to the extent permitted by law.

      The Trustee will have no responsibility for making, or obligation to make, any determination that any such Event of Default has occurred by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company pursuant to this Section
5.16. If such premium is payable hereunder, the Company will provide the Trustee with an Officers_
Certificate setting forth the date such premium is required to be paid at least 45 days prior to such payment date.


                            ARTICLE VI

                           THE TRUSTEE

  Section   6.1     Notice of Defaults.

      Within 30 days after the occurrence of any Default that is known to the Trustee, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

  Section   6.2     Certain Rights of Trustee.

      Subject to the provisions of Trust Indenture Act
Sections 315(a) through 315(d):

  (a)    the Trustee may rely and shall be
protected in acting or refraining from acting upon any resolution, certificate, statement, instrument. opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

  (c)    whenever in the administration of this
Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney;

  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

  (h)     no provision of this Indenture shall
require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and
  (i)     the Trustee shall not be liable for any
action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

  Section 6.3 Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein.

  Section   6.4    May Hold Securities.

      The Trustee and any Paying Agent, Security Registrar or other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Trust Indenture Act
Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

  Section   6.5     Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

  Section   6.6     Compensation and Reimbursement.

  The Company agrees:

  (a)    to pay to the Trustee from time to time
reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

  (b)    except as otherwise expressly provided
herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;
and

   (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

      If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 5.1(f) or (g), the expenses and compensation for such services are intended to constitute expenses of administration under the Federal Bankruptcy Code or any similar federal or state law for the relief of debtors.

  Section   6.7     Conflicting Interests.

      The Trustee shall comply with the provisions of
Section 3.10(b) of the Trust Indenture Act.

  Section   6.8     Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $25,000,000 and have its Corporate Trust
Office located in The City of New York (or if its
Corporate Trust Office shall not be located in The
City of New York, which shall maintain an office or agency in The City of New York where the Securities may be presented or surrendered and notices and demands hereunder may be made or served) to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

  Section   6.9     Resignation and Removal; Appointment
of Successor.

  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

  (b)    The Trustee may resign at any time by
giving written notice thereof to the Company.
If an instrument of acceptance by a successor
Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor
Trustee.

  (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

  (d)    If at any time:

     (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section
310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under
Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any case, (i) the Company by a Board
Resolution may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.
If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding
Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section
6.10, become the successor Trustee and
supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

  (f)     The Company shall give notice of each
resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

  Section   6.10     Acceptance of Appointment by Successor.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, that the retiring Trustee shall continue to be entitled to the benefit of Section 6.6c. On request of the Company or the successor Trustee, such retiring
Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor
Trustee, the Company shall execute any and all Instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor
Trustee shall be qualified and eligible under this
Article VI.

  Section   6.11     Merger, Conversion, Consolidation
or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating
Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

  Section   6.12     Preferential Collection of Claims
Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                             ARTICLE VII

                   HOLDERS' LISTS AND REPORTS BY
                         TRUSTEE AND COMPANY

  Section   7.1     Disclosure of Names and Addresses of Holders.

      Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

  Section   7.2     Reports by Trustee.

      Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust
Indenture Act Section 313c, a brief report dated as of such May 15 if required by Trust Indenture Act
Section 313(a).

      A copy of each report at the time of its mailing to the Holders shall be mailed to the Company and filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee in writing when the Securities are listed on any securities exchange.


                              ARTICLE VII

                   CONSOLIDATION, MERGER, CONVEYANCE,
                           TRANSFER OR LEASE

Section   8.1     Company May Consolidate, etc., Only
on Certain Terms.

      The Company shall not consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets substantially as an entirety to any Person or group of affiliated Persons, whether in one transaction or a series of related transactions, unless at the time and after giving effect thereto:

  (i) either (a) the Company shall be the continuing or surviving corporation or (b) the Person (if other than the Company) formed by such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or disposition shall have been made (the
"Surviving Entity"), is a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume by supplemental indenture hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the Obligations of the Company under the Securities and this Indenture;

 (ii) immediately prior to such transaction, and immediately after giving effect to such transaction, no Default or Event of Default exists;

(iii)  immediately after giving effect to such
transaction on a pro forma basis, the
Consolidated Net Worth (prior to any purchase accounting adjustments resulting from the transaction) of the Company (or the Surviving
Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

 (iv)  immediately after giving effect to such
transaction on a pro forma basis, the
Consolidated Interest Coverage Ratio of the
Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture), for the Company's (or the Surviving
Entity's, as the case may be) four most
recently completed full fiscal quarters is at least 2.0 to 1.0; and

  (v) the Company has delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or sale, assignment, transfer, lease, conveyance or disposition and such supplemental indenture, if one is required by this Section 8.1, comply with this Section
8.1 and that all conditions precedent herein provided for relating to such transaction have been complied with (and, in the case of the Officers' Certificate, setting forth in reasonable detail the calculations used in determining compliance with the foregoing provisions); provided that a Wholly Owned
Subsidiary may consolidate with, or merge with or into, or convey, transfer or lease all or substantially all of its assets to the Company or another Wholly Owned Subsidiary.

   Section   8.2     Successor Substituted.

      Upon any consolidation or merger or any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section
8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor
Person had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture and the Securities, the predecessor (including the Guarantor) will be released from those obligations; provided that in the case of a transfer by lease, the predecessor corporation shall not be released from the payment of principal (and premium, if any) and interest on the Securities.


                                 ARTICLE IX

                         SUPPLEMENTAL INDENTURES

  Section   9.1.     Supplemental Indentures Without
Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

  (a)    to evidence the succession of another
Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

  (c)    to add any additional Events of Defaults;

  (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 6.10;

  (e)    to cure any ambiguity, to correct or
supplement any provision herein which may be defective or inconsistent with any other provision herein; provided that, in each case, such provisions shall not adversely affect the interests of the Holders in any material respect;

  (f)    to add any Subsidiary as a Guarantor
pursuant to the terms of Article XIV;

  (g)    to secure the Securities;

  (h)    to make any other change that does not
adversely affect the rights of any Holder; or

  (i)    to comply with any requirements of the
Commission to maintain the qualification of the Indenture under the Trust Indenture Act.

      After an amendment or supplement under this Section
9.1 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment or supplement.

  Section   9.2     Supplemental Indentures with Consent of
Holders; Payments for Consents.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding
Securities, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

  (a)    change the Stated Maturity of the
principal of, or any installment of interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the obligation of the Company to purchase
Securities upon a Change of Control Triggering
Event; or

  (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

  (c)     modify any of the provisions of this
Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

  (d)    modify any of the provisions of Article
XII in a manner adverse to the Holders of the Securities.

      Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid, any consideration, whether by way of interest, fee or otherwise, to any Holder of any Security for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities, unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Notwithstanding the foregoing, no such supplemental indenture, amendment or waiver shall without the consent of all holders of the Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, amend or modify any of the provisions of Article XII or Sections 14.6 through 14.12 in a manner adverse to the holder of such Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be.

  Section   9.3     Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust
Indenture Act Section 315(a) through 315(d) and
Section 6.2 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The
Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Section   9.4     Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

  Section   9.5     Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

  Section   9.6     Reference in Securities to Supplemental
Indentures.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding
Securities.

  Section  9.7  Effect on Senior Indebtedness.

      No supplemental indenture shall adversely affect the rights of the holders of Senior Indebtedness under
Article XII unless the requisite holders of each issue of Senior Indebtedness affected thereby shall have consented to such supplemental indenture.


                              ARTICLE X

                             COVENANTS

  Section   10.1     Payment of Principal, Premium and
Interest.

      The Company will duly and punctually pay the principal of (and premium, if any), and interest on the Securities in accordance with the terms of the Securities and this Indenture.

      An installment of principal (including any redemption or repurchase of Securities pursuant to
Section 10.15, Section 10.16 or Article XI) or interest shall be considered paid on the date it is due if the Paying Agent (other than the Company, any Guarantor, any Subsidiary of the Company or any of their Affiliates), holds on that date money deposited by the Company in available funds and designated for and sufficient to pay all principal
(and premium, if any) and interest then due.

      The Company shall pay interest (including post-petition interest in any proceeding under any federal or state bankruptcy law, whether or not permitted thereby) on overdue principal at the Default Rate; it shall pay interest (including post-petition interest in any proceeding under any federal or state bankruptcy law to the full extent permitted thereby) on overdue installments of interest at the Default Rate to the extent legally permitted.

  Section   10.2     Maintenance of Office or Agency.

      The Company will maintain, in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where
Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. If the Corporate
Trust Office is located in New York City, then it shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

  Section   10.3     Money for Security Payments to Be
Held in Trust.

      If the Company shall at any time act as its own
Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act; provided that (a) with respect to any such sums, such trust shall arise and be enforceable only on and after the date on which payment is due with regard to such sums, and only to the extent payment is then due, and (b) nothing in this Section 10.3 shall prevent the payment of sums that have been deposited in trust with the Trustee in accordance with Article XIII hereof.

      Whenever the Company shall have one or more Paying
Agents for the Securities, it will, at or before 11:00 a.m. on each due date of the principal of (and premium, if any, on) or interest on any Securities, deposit with a Paying Agent a sum in same day funds
(or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be mailed) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

      The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

  (a) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

  (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;
and

  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

 Section   10.4 SEC Reports. Notwithstanding that
the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, to the extent permitted by the Exchange Act, the Company will file with the SEC and, in any event, will provide, within 15 days after the Company is (or would be) required to file the same with the SEC, the Trustee and Holders and prospective
Holders (upon request) with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange
Act. In the event that the Company is not permitted to file such reports, documents and information with the SEC, the Company will provide substantially similar information to the Trustee, the Holders and prospective Holders (upon request) as if the Company were subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act.  The
Company will be deemed to have satisfied such requirements if Holding files and provides reports, documents and information of the types otherwise so required, in each case within the applicable time periods, and the Company is not required to file such reports, documents and information separately under applicable rules and regulations of the SEC
(after giving effect to any exemptive relief) because of the filings by Holding. The Company also will comply with the other provisions of Section
314(a) of the Trust Indenture Act.

  Section   10.5     Corporate Existence.

      Subject to Article VIII and Section 10.17, the
Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and each Subsidiary of the Company and the corporate rights (charter and statutory), corporate licenses and corporate franchises of the Company and its Subsidiaries in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that it is required to do so; provided that the Company shall not be required to preserve any such existence (except of the Company), right, license or franchise if the Board of Directors of the Company, or of the Subsidiary concerned, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

  Section   10.6     Payment of Taxes and other Claims;
Compliance with Law.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all material lawful claims for labor, materials and supplies that, if unpaid, would have a Material Adverse
Effect; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances or government rules and regulations to which it is subject, noncompliance with which would have a Material Adverse Effect.

  Section   10.7     Maintenance of Properties; Insurance.

      The Company shall cause all material properties owned by or leased to it or any Subsidiary of the Company and necessary in the conduct of its business or the business of such Subsidiary to be maintained and kept in normal condition, repair and working order, ordinary wear and tear excepted; provided that nothing in this Section shall prevent the Company or any Subsidiary of the Company from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of the Company or any Subsidiary of the Company and if such discontinuance or disposal is not adverse in any material respect to the Holders of the Securities.

      The Company shall provide or cause to be provided, for itself and its Subsidiaries of the Company, insurance (which may include appropriate self-insurance) against loss or damage to the extent customarily insured against by corporations similarly situated and owning like properties in the same general areas in which the Company or such Subsidiaries operate, except where such failure to do so could not reasonably be expected to have a Material Adverse Effect.

  Section   10.8     Limitation on Indebtedness.

      The Company will not, and will not permit any of its Subsidiaries to, Incur any Indebtedness (including any Acquired Indebtedness, but excluding Permitted
Indebtedness) unless, at the time of the Incurrence thereof and after giving effect thereto on a pro forma basis, the Company's Consolidated Interest
Coverage Ratio for the four full fiscal quarters for which financial information in respect thereof is available immediately preceding such Incurrence, taken as one period and calculated on the assumption that such Indebtedness had been Incurred on the first day of such four-quarter period and, in the case of Acquired Indebtedness, on the assumption that the related acquisition (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation, would have exceeded 2.0 to 1.0.

  Section   10.9     Limitation on Restricted Payments.

  (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly,

    (i) declare or pay any dividend on, or make any other distribution to holders (in their capacities as such) of, any shares of the Company's Capital Stock (other than dividends or distributions payable in shares of its Capital Stock or in options, warrants or other rights to purchase such Capital Stock, but excluding dividends or distributions payable in Redeemable Capital Stock or in options, warrants or other rights to purchase
   Redeemable Capital Stock),

    (ii) purchase, redeem or acquire or retire for value any Capital Stock of the Company or any Subsidiary or any options, warrants or other rights to acquire such Capital Stock (other than any such Capital Stock owed by a Wholly
   Owned Subsidiary of the Company),

   (iii) declare or pay any dividend or distribution on any Capital Stock of any Subsidiary to any Person (other than the Company or any of its Wholly Owned Subsidiaries),

    (iv)  Incur any Indebtedness of any Affiliate
   (other than with respect to (a) guarantees of Indebtedness of any Wholly Owned Subsidiaries by the Company or by another Wholly Owned
   Subsidiary or (b) guarantees of Indebtedness of the Company by any Wholly Owned Subsidiary, or

    (v)  make any Investment (other than any Permitted
   Investment) in any Person other than in the Company, a Wholly Owned Subsidiary of the
   Company or a Person that becomes a Wholly
   Owned Subsidiary of the Company as a result of such Investment

(such payments or other actions described in the foregoing clauses (i) through (v) are collectively referred to as "Restricted Payments"), unless at the time of and after giving effect to the proposed
Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be as determined by the Board of Directors of the Company, whose determination shall be based on the Fair
Market Value thereof and shall be conclusive), (1) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of such Restricted Payment, (2) the Consolidated Interest
Coverage Ratio of the Company for the Company_s four most recently completed fiscal quarters shall be at least 2.0 to 1.0, and (3) the aggregate amount of all Restricted Payments declared or made after the date hereof shall not exceed the sum of:

  (A)    50% of the aggregate cumulative
     Consolidated Net Income of the Company (which shall be treated as one accounting period) during the period beginning on the last day of the first full fiscal quarter occurring after the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of the declaration or making of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net
     Income shall be a loss, minus 100% of such
     loss), plus

  (B) the aggregate net proceeds, including the Fair Market Value of property other than cash
     (as determined by the Company_s Board of Directors, whose determination shall be conclusive), received after the date hereof by the Company from the issuance or sale (other than to any of its Subsidiaries) of shares of Capital Stock of the Company (other than
     Redeemable Capital Stock) or warrants, options or rights to purchase such shares of Capital
     Stock of the Company (other than Redeemable
     Capital Stock), plus

  (C) the aggregate net proceeds, including the Fair Market Value of property other than cash
     (as determined by the Board of Directors of the Company, whose determination shall be conclusive) received after the date hereof by the Company (other than from any of its Subsidiaries) upon the exercise of options, warrants or rights to purchase shares of Capital Stock of the Company (other than
     Redeemable Capital Stock), plus

  (D) the aggregate net proceeds, including the Fair Market Value of property other than cash
     (as determined by the Board of Directors of the Company, whose determination shall be conclusive) received after the date hereof by the Company from the issue or sale of debt securities or Redeemable Capital Stock that have been converted into or exchanged for Capital Stock of the Company (other than
     Redeemable Capital Stock), plus the aggregate amount of cash received by the Company at the time of such conversion or exchange, plus

  (E) the aggregate net proceeds, including the Fair Market Value of property other than cash
     (as determined by the Board of Directors of the Company, whose determination shall be conclusive) received after the date hereof by the Company in disposition of any Investment
     (or portion thereof) made after the date hereof which was a Restricted Payment.


The foregoing provision will not be violated by reason of

  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such declaration date such declaration complied with the foregoing provision (in which event such dividend shall be deemed to have been paid on such date of declaration thereof for purposes of the foregoing provision),

 (ii) Restricted Payment by a Subsidiary solely to the Company or a Wholly Owned Subsidiary of the Company, or

 (iii) the retirement redemption, repurchase or other acquisition of any shares of Capital Stock or Indebtedness that is expressly subordinated in right of payment to the Securities, in exchange for (including any such exchange pursuant to a conversion right or privilege in connection with which cash is paid in lieu of fractional shares or scrip), or out of the proceeds of the substantially concurrent sale for cash (other than to a Subsidiary of the Company) of, shares of Capital Stock (other than Redeemable Capital
Stock) of the Company.

     (b)   In computing Consolidated Net Income of
the Company under clause (A) of Section 10.9(a), (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the applicable provisions of this
Section 10.9, such Restricted Payment shall be deemed to have been made in compliance with such provisions notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Net Income of the Company for any period.

   Section  10.10     Transactions with  Affiliates.

      The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions
(including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than a Wholly Owned Subsidiary thereof) unless (i) such transaction or series of transactions is or are on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than could have been obtained at the time of such transaction or transactions in a comparable transaction in arm's-length dealings with Persons who are not Affiliates and (ii) with respect to any transaction or series of transactions involving aggregate consideration in excess of $5 million, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of transactions complies with clause (i) above and that such transaction or series of transactions has received the approval of a majority of the disinterested directors of the Board of Directors of the Company; provided, however, that the foregoing restriction shall not apply to transactions pursuant to agreements in effect at or entered into on the Issue Date (and not otherwise in violation of this Indenture); provided that any renewal or modification of the terms of any such agreement after the Issue Date shall comply with the provisions of this Section 10.10. For purposes of this Section 10.10, any transaction or series of related transactions between the Company or any of its Subsidiaries and any Affiliate of the Company that is approved as being on the terms required by clause (i) above by a majority of the disinterested directors of the Board of Directors of the Company shall be deemed to be on terms as favorable as those that might be obtained at the time of such transaction or series of transactions in a comparable transaction in arm_s-length dealings with an unaffiliated third party, and thus shall be permitted under this Section 10.10. This covenant will not restrict the Company or any of its Subsidiaries from (i) paying reasonable and customary directors fees, executive compensation and severance amounts, (ii) making loans and advances to officers and employees in respect of travel, moving and entertainment expenses Incurred, or to be Incurred, by such officers, directors and employees or (iii) entering into guarantees in respect of Indebtedness incurred by officers or employees in the ordinary course of business and payments in discharge thereof in an amount not to exceed the excess of (x) $500,000 at any time outstanding over
(y) the aggregate amount, if any, paid after the Issue Date in respect of such guarantees.

  Section   10.11     Limitation on Liens.

      The Company shall not, and shall not permit any of its Subsidiaries to, Incur any Lien of any kind
(other than Permitted Liens) upon any property or assets of the Company or of any such Subsidiary or with respect to any Indebtedness of any such Subsidiary.

  Section   10.12     Limitation on Other Senior Subordinated
Indebtedness.

      The Company will not Incur any Indebtedness that is subordinate or junior in ranking in any respect to any Senior Indebtedness unless such Indebtedness is also expressly subordinated in right of payment to the Securities.

  Section   10.13     Restriction on Issuance of Preferred
Stock of Subsidiaries.

      The Company will not permit any of its Subsidiaries to issue any Preferred Stock (other than to the Company or a Wholly Owned Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Subsidiary of the Company) to own or hold an interest in any Preferred Stock of any such Subsidiary, except (i) replacements of then outstanding Preferred Stock or (ii) stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of the Company or any of its Subsidiaries in such Subsidiary.

  Section   10.14     Limitation on Dividends and Other
Payment Restrictions Affecting Subsidiaries.

      The Company will not, and will not permit any Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual Payment
Restriction except (i) any Payment Restriction pursuant to the Credit Agreement or any other agreement in effect at or entered into on the Issue
Date; (ii) any Payment Restriction with respect to a Subsidiary that is not a Subsidiary of the Company on the date hereof, in existence at the time such Person becomes a Subsidiary of the Company or created on the date it becomes a Subsidiary; and
(iii) any Payment Restriction pursuant to any agreement that extends, refinances, renews or replaces any agreement containing any of the restrictions described in the foregoing clauses (i) and (ii); provided that the terms and conditions of any such restrictions are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement so extended, refinanced, renewed or replaced.

  Section   10.15     Purchase of Securities upon Change
of Control.

       (a) Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase (a "Change of Control Offer") and shall, subject to the provisions described below, purchase, on a Business Day
(the "Change of Control Purchase Date") that is not earlier than 30 days nor later than 60 days following the occurrence of a Change of Control or such later date as may be necessary for the Company to comply with requirements under the Exchange Act, all of the then Outstanding Notes at a purchase price payable in cash equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest (including any Defaulted Interest), if any, to the Change of Control Purchase Date (the "Change of Control Purchase Price"); provided, however, that notwithstanding the occurrence of a Change of Control, the Company shall not be obligated to make a Change of Control Offer in the event that it has exercised its rights to redeem all of the Securities as described in Section 11.1 and the form of Securities as described in Section 2.3 within 30 days after the occurrence of such Change of Control.

       (b) Within 30 days after the occurrence of a Change of Control, the Company shall give written notice
(a "Change of Control Notice") of such Change of Control
Offer to the Trustee, and the Trustee shall promptly upon its receipt of such notice give a copy of such notice to Holders in the manner specified in Section 1.7. The
Trustee shall be under no obligation to ascertain whether a Change of Control has occurred or to give notice with respect thereto other than as provided above upon receipt of a Change of Control Notice from the Company. The Change of Control Notice shall include such disclosures as are required by law and a form of Change of Control Purchase
Notice (as defined in Section 10.15c) to be completed by the Holder and shall state:

        (i) the events causing the Change of Control and the date such Change of Control is deemed to have occurred for purposes of this Section 10.15;

       (ii) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to the Paying
            Agent at the address specified in the
            Change of Control Notice prior to 5:00
            p.m., New York City time, on the Change
            of Control Purchase Date and must
            complete the Change of Control Purchase
            Notice;

      (iii)     the Change of Control Purchase Price;

       (iv)     the Change of Control Purchase Date;

        (v)     that any Security not tendered will
            continue to accrue interest;

       (vi) that all Securities accepted for payment will cease to accrue interest after the Change of Control Purchase Date unless the Company defaults in paying the Change of Control Purchase Price;

      (vii)     that the Company will pay the Change of
            Control Purchase Price for any
            Securities that have been properly
            tendered and not withdrawn promptly
            following the Change of Control Purchase
            Date;

     (viii)     that Holders whose Securities are
            purchased only in part will be issued
            one or more new Securities equal in
            principal amount to the unpurchased
            portion of the Securities surrendered;
            and

       (ix)      the procedures a Holder must follow to
            exercise rights under this Section 10.15 and a brief description of those rights.

    (c)      Prior to the mailing a Change of
control Notice, the company shall have (i) terminated all commitments and paid in full all Indebtedness under the Credit
Agreement, or offered (as required below) to terminate such commitments and repay in full such Indebtedness effective simultaneously with the mailing of the Change of Control Notice or (ii) obtained the requisite consents under the Credit Agreement to permit the purchase of the Securities in accordance with this Section 10.15.
If change of Control Notice has been mailed when such condition precedent has not been satisfied, the Company shall have no obligation to (and shall not) effect the purchase of the Securities, until such time as such condition precedent is satisfied.
The Company shall, no later than two (2) Business Days after the occurrence of a Change of Control, (i) terminate all commitments and pay in full all Indebtedness under the Credit Agreement, or offer to terminate such commitments and repay in full such Indebtedness no later than 29 days after the occurrence of the Change of Control, or (ii) obtain the requisite consents under the Credit Agreement to permit purchase of the Securities in accordance with the provisions of this Section 10.15.

    (d)   A Holder may exercise its rights
specified in Section 10.15(a) upon (i)
delivery to any Paying Agent a written
notice (a "Change of Control Purchase
Notice") at any time prior to the close of business on the Change of Control Purchase
Date, stating (A) the certificate number of the Security that the Holder will deliver to be purchased and (B) the portion of the principal amount of the Security that the holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and (ii) delivery of such Security to such Paying
Agent at such office prior to, on or after the Change of Control Purchase Date
(together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Change of Control Purchase
Price therefor.If a Holder has elected to deliver to the Company for purchase a portion of a Security, and if the principal amount of such portion is $1,000 or an integral multiple of $1,000, the Company shall purchase such portion from the Holder thereof pursuant to this Section 10.15.
Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of such Security. Each Paying Agent shall promptly notify the Company of the receipt by the former of any and all Change ofControl Purchase
Notices.

    (e)    Upon receipt by any Paying Agent of a
Change of Control Purchase Notice, the
Holder of the Security in respect of which such Change of Control Purchase Notice was given shall thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Such Change of Control Purchase Price shall be paid to such Holder promptly following the later of the Business
Day following the Change of Control Purchase Date
(provided the conditions in Section 10.15c have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 10.15c.

    (f)   On or prior to the Change of Control
Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change of Control Purchase Date) sufficient to pay the Change of Control Purchase Price with respect to all the Securities or portions thereof which are to be purchased on that date. Any amounts remaining after the purchase of Securities pursuant to a Change of Control Offer shall be returned by the Trustee to the Company, which the Company may apply in furtherance of its corporate purposes.

    (g) Upon receipt by the Company of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be purchased by the Company at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or after the Change of Control Purchase Date but whose Regular Record Date is before the Change of Control
Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section
3.7. If any Security tendered for purchase shall not be so paid upon surrender thereof, the principal thereof
(and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the Default Rate.

    (h) Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

    (i) In connection with any offer to purchase or purchase of Securities under this Section 10.15, the Company shall comply, to the extent applicable, with any other requirements of Section 14e-1 of the Exchange Act, and any other securities laws or regulations.

    (j) The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validity tendered and not withdrawn under such Change of Control Offer.

    (k))   Subject to applicable escheat laws, the Paying
Agent (if other than the Company) shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any thereon, held by them for payment of the Change of Control Purchase Price within six months following the Change of Control Purchase Date and, after the return of such cash to the Company, any Holder entitled to the payment of such Change of Control
Purchase Price shall look solely to the Company for payment.

   Section   10.16     Limitation on Asset Sales.

  (a) The Company will not, and will not permit any of its Subsidiaries to, in one transaction or a series of related transactions, other than in the ordinary course of business, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, businesses or assets, including by merger or consolidation and including any sale or other transfer or issuance of any Capital Stock of any Subsidiary of the Company, whether by the Company or by such Subsidiary (any of the foregoing, an "Asset Sale"), unless (i) the Company or the applicable Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of (as determined in good faith by the Board of Directors of the Company, as evidenced by a Board Resolution), (ii) at least (x) 50% of the first $5 million of consideration received by the Company or the Subsidiary, as the case may be, from such Asset Sale and (y) 75% of such consideration in excess of $5 million, shall be cash or Cash Equivalents and is received at the time of such disposition, and (iii) the Company delivers an Officers' Certificate to the Trustee certifying that such Asset Sale complies with the foregoing clauses (i) and
(ii); provided that (A) subject to the other provisions of this Indenture, the Company, together with its Subsidiaries, may make any Asset Sale that is governed by Article VIII hereof and (B) the first $3 million of Net Cash
Proceeds from Asset Sales in any fiscal year will not be subject to the restrictions set forth in the foregoing clauses (ii) and (iii).

  (b)     The Net Cash Proceeds of any Asset Sale
shall be applied by the Company or a Subsidiary
(i) to pay and permanently reduce any Senior
Indebtedness, (ii) to reinvest in Additional
Assets; or (iii) to redeem Securities in accordance with this Section 10.16. To the extent that such Net Cash Proceeds are not applied as provided in clause (i) of the preceding sentence, the Company or a Subsidiary, as the case may be, may apply the Net Cash Proceeds from such Asset Sale, within
360 days of such Asset Sale, to an investment in Additional Assets so long as the Company or such Subsidiary has notified the Trustee in writing within 270 days of such Asset Sale that it has determined to apply the Net Cash
Proceeds from such Asset Sale to an Investment in such Additional Assets; provided however that not more than $15 million of Net Cash
Proceeds may be reinvested in Additional Assets during any rolling 18-month period. Any Net
Cash Proceeds from any Asset Sale not applied as provided in clause (i) or (ii) of the first sentence of this Section 10.16(b) within 360 days of such Asset Sale constitute _Excess
Proceeds' subject to disposition as provided below.

  (c)    When the aggregate amount of Excess
Proceeds exceeds $5 million (the "Asset Sale
Trigger Date"), the Company shall make an offer
(an "Asset Sale Offer") to purchase, from all Holders, an aggregate principal amount of Securities equal to such Excess Proceeds, on a Business Day that is not less than 30 days nor more than 60 days thereafter or such later date as may be necessary for the Company to comply with the requirements of the Exchange Act (the
"Asset Sale Purchase Date"), at a price payable in cash equal to 100% of the outstanding principal amount of such Securities, plus accrued and unpaid interest (including any Defaulted Interest), if any, to the Asset Sale
Purchase Date (the "Asset Sale Purchase
Price"). To the extent that the aggregate principal amount of Securities tendered pursuant to an offer to purchase is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Securities validly tendered by Holders thereof exceeds the Excess Proceeds, Securities to be purchased will be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset to zero.

  (d)      Within 30 days after the Asset Sale
Trigger Date, the Company shall give written notice of such occurrence (an "Asset Sale
Notice") to the Trustee, and the Trustee shall promptly upon its receipt of such notice give a copy of such notice to Holders in the manner specified in Section 1.7. The Trustee shall be under no obligation to ascertain whether an Asset Sale Trigger Date has occurred or to give notice with respect thereto other than as provided above upon receipt of an Asset Sale
Notice from the Company. The Asset Sale Notice shall include such disclosures as are required by law and a form of Asset Sale Offer Purchase
Notice (as defined in Section 10.16(e)) to be completed by the Holder and shall state:
        (i)    that the offer to redeem Securities is
being made pursuant to Section 10.16;

       (ii) that Holders electing to have Securities purchased pursuant to an Asset Sale Offer will be required to surrender their Securities to the Paying Agent at the address specified in the Asset Sale Notice prior to 5:00 p.m., New
York City time, on or prior to the Asset Sale
Purchase Date and must complete the Asset Sale
Purchase Notice;

     (iii)     the Asset Sale Purchase Price;

      (iv)     the Asset Sale Purchase Date;

       (v)     that any Security not tendered will
continue to accrue interest;

      (vi) that all Securities accepted for payment will cease to accrue interest after the Asset
Sale Purchase Date unless the Company
defaults in paying the Asset Sale Purchase Price;

     (vii)     that the Company will pay the Asset Sale
Purchase Price for any Securities that have been properly tendered and not withdrawn promptly following the Asset Sale Purchase
Date; provided, however, that if the
aggregate principal amount of the Securities tendered pursuant to such redemption offer exceeds the aggregate amount of the Excess
Proceeds Amount to be applied to such
redemption offer, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only
Securities in denominations of $1,000 or multiples thereof shall be purchased);
provided, further, however, that if the
aggregate principal amount of Outstanding
Securities after the Asset Sale Purchase Date would be less than $20,000,000, (assuming
100% acceptance of the offer), then the
Company shall offer to redeem all Outstanding
Securities;

     (viii)     that Holders whose Securities are
purchased only in part will be issued one or more new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

       (ix)     the procedures a Holder must follow to
exercise rights under this Section 10.16 and a brief description of those rights.

       (e)    A Holder may exercise its rights
specified in Section 10.16(a) upon (i)
delivery to any Paying Agent a written
notice (an "Asset Sale Offer Purchase
Notice") at any time prior to the close of business on the Asset Sale Offer Purchase
Date, stating (A) the certificate number of the Security that the Holder will deliver to be purchased and (B) the portion of the principal amount of the Security that the holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and (ii) delivery of such Security to such Paying
Agent at such office prior to, on or after the Asset Sale Offer Purchase Date together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Asset Sale Offer Purchase
Price therefor. If a Holder has elected to deliver to the Company for purchase a portion of a Security, and if the principal amount of such portion is $1,000 or an integral multiple of $1,000, the Company shall purchase such portion from the Holder thereof pursuant to this Section
10.16. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of such Security. Each Paying
Agent shall promptly notify the Company of the receipt by the former of any and all Asset Sale
Offer Purchase Notices.

       (f)   Upon receipt by any Paying Agent of
an Asset Sale Offer Purchase Notice, the
Holder of the Security in respect of which such Asset Sale Offer Purchase Notice was given shall thereafter be entitled to receive solely the Asset Sale Offer Purchase Price with respect to such Security. Such Asset Sale Offer
Purchase Price shall be paid to such Holder promptly following the later of the Business Day following the Asset Sale Offer Purchase Date
(provided the conditions in Section 10.16(e) have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 10.16(e).

       (g)    On or prior to the Asset Sale Offer
Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent or, if the Company is acting as its own
Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds (or New York
Clearing House funds if such deposit is
made prior to the Asset Sale Offer
Purchase Date) sufficient to pay the Asset
Sale Offer Purchase Price with respect to all the Securities or portions thereof which are to be purchased on that date.
Any amounts remaining after the purchase of Securities pursuant to an Asset Sale
Offer shall be returned by the Trustee to the Company, which the Company may apply in furtherance of its corporate purposes.

  (h)      Upon receipt by the Company of the
proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Asset Sale Offer Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be purchased by the Company at the Asset Sale Offer
Purchase Price; provided, however, that
installments of interest whose Stated Maturity is on or after the Asset Sale Offer Purchase Date but whose Regular Record Date is before the Asset
Sale Offer Purchase Date shall be payable to the Holders of such Securities, or one or more
Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.7. If any Security tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Asset Sale Offer Purchase Date at the Default
Rate.
       (i)   Any Security that is to be purchased
only in part shall be surrendered to a
Paying Agent at the office of such Paying
Agent (with, if the Company or the Trustee so requires, due endorsement by or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

      (j)    In connection with any offer to
purchase or purchase of Securities under this Section 10.16, the Company shall comply, to the extent applicable, with any other requirements of Section 14e-1 of the Exchange Act, and any other securities laws or regulations.

       (k)   Subject to applicable escheat laws,
the Paying Agent (if other than the
Company) shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for payment of the Asset Sale
Purchase Price within six months following the Asset Sale Purchase Date, and after the return of such cash to the Company, any Holder entitled to payment of the Asset Sale Purchase Price shall look solely to the Company for payment.

   Section   10.17     Statement as to Compliance;
Notice of Default; Provision of Financial Statements.

  (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, an Officers_
Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating as to each such Officer signing such Certificate, that to the best of his or her knowledge, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions or conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on the account of the principal of (and premium, if any) or interest on the Securities is prohibited or if such an event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. For purposes of this Section 10.17, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

  (b) The Company shall deliver to the Trustee, as soon as possible following any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

   Section   10.18.     Subsidiary Guarantees.

      The Company will not permit any of its Subsidiaries to guarantee the payment of any Indebtedness of the Company or any Subsidiary of the Company unless such Subsidiary (i) is, or, concurrently with such guarantee will become, a Subsidiary Guarantor under this Indenture in the manner set forth in Section
14.2 hereof and (ii) the Company shall concurrently comply with the requirements set forth in Section
14.2.


                             ARTICLE XI

                     REDEMPTION OF SECURITIES

  Section   11.1     Right of Redemption.

      At any time on or after the earlier of (i) the third anniversary of the date of this Indenture and (ii) the occurrence of a Change of Control, the Securities may be redeemed at the election of the Company as a whole or from time to time in part subject to the conditions and at the Redemption
Prices specified in the form of Security, together with accrued interest to the Redemption Date;
provided, however, that if the aggregate principal amount of Outstanding Securities after a redemption would be less than $20 million, then the Company shall redeem all Outstanding Securities.

  Section   11.2     Applicability of Article.

      Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

  Section   11.3     Election to Redeem; Notice to
Trustee.

      The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company the Company shall, at least
45 days but not more than 75 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

  Section   11.4     Selection by Trustee of Securities
to Be Redeemed.

      If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

      The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

  Section   11.5     Notice of Redemption.

      Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

      All notices of redemption shall state:

      (a)    the Redemption Date;

      (b)    the Redemption Price;

      (c)    if less than all Outstanding Securities
are to be redeemed, the identification (and, in the case of a Security to be redeemed in part, the principal amount) of the particular
Securities to be redeemed;

      (d)   that on the Redemption Date the Redemption
Price will become due and payable upon each such Security or portion thereof, and, unless the Company defaults in paying the Redemption
Price, that interest thereon shall cease to accrue on and after said date; and

      (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

  Section   11.6     Deposit of Redemption Price.

      At least one Business Day prior to any Redemption
Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption
Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest
Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

  Section   11.7     Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more
Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 3.7. If any Security is redeemed or purchased by the Company on or after a Regular Record Date but on or prior to the related
Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such Regular Record Date.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption
Date at the Default Rate.

  Section   11.8     Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 10.2 (with, if the Company, the Security
Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security
Registrar or the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new
Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                             ARTICLE XII

                            SUBORDINATION

  Section   12.1.     Securities Subordinate to Senior
Indebtedness.

      The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest
(including any payments required due to the occurrence of a Change of Control Triggering Event or in connection with an Asset Sale Offer) on each and all of the Securities are hereby expressly made subordinate in right of payment to the prior payment in full of all Senior Indebtedness (including any interest accruing after the occurrence of an Event of Default under Section 5.1(f) or (g)).

  Section   12.2     Payment Over of Proceeds upon
Dissolution, etc.

      In the event of (a) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or c any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event:

  (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or Cash
Equivalents, before the Holders of the
Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities; and

  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article XII (except, so long as the effect of this parenthetical clause is not to cause the Securities to be treated in any case or proceeding or similar event described in Subsection (a), (b) or c of this Section 12.2 as part of the same class of claims as the Senior Indebtedness or any class of claims on a Parity with or senior to the Senior
Indebtedness, for any such payment or
distribution (x) authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to the Senior
Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or (y) of securities that are unsecured and are subordinated, to at least the same extent as the Securities, to the payment of all Senior
Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other
Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, and other amounts due on or in connection with, the Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

   (3)    in the event that, notwithstanding the
foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (except, so long as the effect of this parenthetical clause is not to cause the Securities to be treated in any case or proceeding or similar event described in Subsection (a), (b) or c of this Section 12.2 as part of the same class of claims as the Senior Indebtedness or any class of claims on a parity with or senior to the Senior
Indebtedness, for any such payment or
distribution (x) authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to the Senior
Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or (y) of securities that are unsecured and are subordinated, to at least the same extent as the Securities, to the payment of all Senior
Indebtedness then outstanding), before all
Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article VIII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in
Article VIII.

  Section   12.3     No Payment When Senior Indebtedness
in Default.

  (i)    In the event of and during the
continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto (a
"Payment Default"), or (ii) in the event that a ny other event of default with respect to any Senior Indebtedness shall have occurred and be continuing that permits the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior
Indebtedness due and payable prior to the date on which it would otherwise have become due and payable either without further notice or upon the expiration of any grace period applicable to such event of default, and written notice thereof shall have been given to each of the Company and the Trustee in the case of either clause (i) or (ii) by the Agent Bank under the Credit Agreement (the "Payment Notice"), then no payment or distribution of any assets of the Company of any kind or character shall be made by the Company on account of the Obligations
(including without limitation, the principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities) until (x) in case of an event of default specified in clause (i) of this Section 12.3, unless and until such payment event of default shall have been cured or waived or shall have ceased to exist or the holders of such Senior
Indebtedness or their agents have waived the benefits of this Section, or (y) in case of an event of default specified in clause (ii) of this Section 12.3, until the earlier of (1) 179 days after the date on which a Payment Notice shall have been given and (2) the date, if any, on which such event of default is waived by the holders of such Senior Indebtedness or otherwise cured or has ceased to exist or the Senior Indebtedness to which such event of default relates is discharged (provided that further written notice relating to the same or any other event of default specified in clause
(ii) of this Section 12.3 with respect to any Senior Indebtedness received by the Company or the Trustee within 12 months after such prior receipt of a Payment Notice shall not be effective to further prohibit such payments)
(the "Payment Blockage Period").

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Company.

      The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

  Section   12.4     Payment Permitted if No Default.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in
Section 12.2 or under the conditions described in
Section 12.3, from making payments at any time of principal of (and premium, if any) or interest on the Securities or the purchase, redemption or other acquisition of the Securities.

  Section   12.5     Subrogation to Rights of Holders of
Senior Indebtedness.

      Subject to the payment in full of all Senior
Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior
Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

  Section   12.6     Provisions Solely to Define
Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior
Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or c prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitations set forth in Article V and to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 12.2, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.3, to prevent any payment prohibited by such Section.

  Section  12.7     Trustee to Effectuate Subordination.

      Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

  Section  12.8     No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior
Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without Incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing
Senior Indebtedness; c release any Person liable in any manner for the collection of Senior
Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

  Section   12.9     Notice to Trustee.

      The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities.
Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

      Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request that such Person furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

  Section   12.10     Reliance on Judicial Order or
Certificate of Liquidating Agent.

      Upon any amount or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior
Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

  Section   12.11     Rights of Trustee as a Holder of
Senior Indebtedness; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

  Section   12.12     Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                            ARTICLE XIII

                             DEFEASANCE
  Section  13.1     Company's Option to Effect Defeasance
or Covenant Defeasance.

      The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 13.2 or 13.3 be applied to all Outstanding Securities upon compliance with the conditions set forth in this Article XIII.

  Section   13.2     Defeasance and Discharge.

      Upon the Company's exercise under Section 13.1 of the option applicable to this Section 13.2, the Company and any Guarantor shall be deemed to have been discharged from their obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 13.4 are satisfied
(hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 13.3 and the other
Sections of this Indenture referred to in (A) and
(B) below, and to have satisfied all its other obligations under such Securities and this Indenture
(and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in Section 13.2 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4. 3.5, 3.6, 10.2 and 10.3, c the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company_s obligations in connection therewith and
(D) this Article XIII. Subject to compliance with this Article XIII, the Company may exercise its option under this Section 13.2 notwithstanding the prior exercise of its option under Section 13.3 with respect to the Securities.

  Section   13.3     Covenant Defeasance.

      Upon the Company's exercise under Section 13.1 of the option applicable to this Section 13.3, the Company shall be released from its obligations under any covenant contained in Section 8.1 and in Sections 10.6 through 10.18 with respect to the Outstanding Securities on and after the date the conditions set forth in Section 13.4 are satisfied
(hereinafter, "covenant defeasance"), and the
Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent, declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed
"Outstanding" for all other purposes hereunder and Holders of the Securities and the Guarantees and any amounts deposited under Section 13.4 shall cease to be subject to any obligations to, or the rights of, any holder of Senior Indebtedness under Article XII,
Article XIV or otherwise. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and any Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1c, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section
13.1 of the option applicable to this Section 13.3, Sections 5.1(f) and (g) shall not constitute
Defaults or Events of Default.

  Section   13.4     Conditions to Defeasance.

      The following shall be the conditions to application of Section 13.1 and 13.2 or 13.3 to the Outstanding
Securities:

  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of
Section 6.8 who shall agree to comply with the provisions of this Article XIII applicable to
it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or c a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated
Maturity of such principal or installment of principal (and premium, if any) or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities.
Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.3 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article XI, which notice shall be irrevocable. For this purpose, "U.S.
Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof;

 (2) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

  (3) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 5.1(f) or 5.1(g) is concerned, at any time during the period ending on the 93rd day after the date of such deposit
(it being understood that this condition shall not be deemed satisfied until the expiration of such period);

  (4) Such defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture (including, without limitation, the provisions of Article XII) or any other material agreement or instrument to which the Company is a party or by which it is bound (and in that connection, the Trustee shall have received a certificate from the [Agent Bank] under the Credit Agreement to that effect with respect to the Credit Agreement if then in effect);

  (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that:

  (i) the irrevocable deposit of the trust funds with the Trustee pursuant to Section 13.2(1) will not constitute a transfer of property of the Company or such other depositor voidable as a fraudulent transfer or conveyance under Sections 544(b) and 548 of the Federal
     Bankruptcy Code, or any successor to such Sections, or under Sections 273, 274, 275 and
     276 of the New York Debtor and Creditor Law or any successor to such Sections;

  (ii) the irrevocable deposit of the trust funds with the Trustee pursuant to Section 13.2(1) will not constitute a transfer of property of the Company or such other depositor voidable as a preference under Section 547 of the Federal
     Bankruptcy Code, or any successor to such Section, in the event that after the passage of a period of 93 days following such deposit a voluntary or involuntary case under the Federal
     Bankruptcy Code is commenced by or against the Company or such other depositor; and

 (iii)   for so long as the trust funds are held
     in trust by the Trustee pursuant to Section
     13.2(1) for the benefit of the Holders, the trust funds will not be considered assets of the Company or such other depositor which may be used to satisfy claims of creditors of the Company or such other depositor in the event that a voluntary or involuntary case under the Federal Bankruptcy Code is commenced by or against the Company or such other depositor after the passage of a period of 93 days following the irrevocable deposit by the Company or such other depositor of the trust funds with the Trustee;

   (6)   The Company shall have delivered to the
Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any actual creditors of the Company; and

   (7)    The Company shall have delivered to the
Trustee an Officers' Certificate and an
Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance under Section 13.2, or the covenant defeasance under Section 13.3
(as the case may be) have been complied
with.

  Section   13.5     Deposited Money and U.S. Government
Obligations to Be Held in Trust; Other Miscellaneous
Provisions.

      Subject to the provisions of the last paragraph of
Section 10.3, all money and U.S. Government
Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section
13.5, the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article XII.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government
Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

  Section   13.6     Reinstatement.

      If the Trustee or Paying Agent is unable to apply any money in accordance with Section 13.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.2 or
Section 13.3, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.5;
provided, however, that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                             ARTICLE XIV.

                       GUARANTEE OF SECURITIES

  Section   14.1     Guarantee.

      Subject to the provisions of this Article XIV, each Guarantor hereby irrevocably and unconditionally guarantees, as a primary obligor and not a surety, to each Holder of a Security now or hereafter authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or obligations of the Company hereunder or thereunder, the due and punctual payment of the principal of, premium (if any), interest (including post-petition interest in any proceeding under any bankruptcy law whether or not permitted thereby) and interest (including post-petition interest in any proceeding under any Bankruptcy Law to the full extent permitted thereby) on overdue principal and interest, if any, if lawful on such Security and all other Obligations payable by the Company under this Indenture and the Securities, when and as the same shall become due and payable, whether by acceleration thereof, call for redemption or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Federal
Bankruptcy Code), in accordance with the terms of any such Security and of this Indenture. Each
Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.
Each Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of a merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee shall not be discharged as to any such Security except by payment in full of the principal thereof, premium (if any), all accrued interest thereon and all other
Obligations.

      Each Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid to the Holders by such Guarantor pursuant to the provisions of this Guarantee;
provided, however, that no Guarantor shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium (if any) and interest on all of the Securities, all amounts payable to the Trustee hereunder and all other
Obligations payable by the Company under this Indenture and the Securities shall have been paid in full.

      No stockholder, officer, director, employer or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

      The Guarantee set forth in this Section 14.1 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

  Section  14.2     Execution and Delivery of Guarantee.

  (a)    To evidence its Guarantee set forth in
     this Article XIV, each Guarantor hereby agrees that a notation of such Guarantee, as applicable, shall be placed on each Security authenticated and delivered by the Trustee on or after the date such Guarantor became a Guarantor.

  (b)    Each Subsidiary required to become a
     Subsidiary Guarantor hereunder pursuant to the provisions of Section 10.18 shall execute and deliver to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions of this Indenture, as Guarantor and
     (ii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Subsidiary.

  (c)    This Indenture and the Parent Guarantee
     shall be executed on behalf of Holding. Any supplemental indenture and Subsidiary Guarantee executed pursuant to the immediately preceding clause (b) shall be executed on behalf of a Subsidiary Guarantor by the Chairman of the Board, the President or any Vice President of Holding, or such Subsidiary Guarantor, as applicable. If an Officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless. Each
     Guarantor hereby agrees that the Guarantee set forth in Section 14.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of the Guarantee.

  (d)     The delivery of any Security by the
     Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee or Guarantees, as applicable, set forth in this Indenture on behalf of the Guarantor or Guarantors.

     Section   14.3     Limitation of Guarantor's Liability.

      Each Guarantor hereby confirms that it is its intention that its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law, the Uniform Fraudulent
Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the obligations under its Guarantee shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among each Guarantor and other Affiliates of the Company of payments made by guarantees by such parties, such maximum amount shall result in the obligations of each Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

  Section   14.4     Guarantee Unconditional, etc.
Upon failure of payment when due of any amount so guaranteed for whatever reason, each Guarantor will be obligated to pay the same immediately. Each
Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of any of the following:
the recovery of any judgment against the Company or any Guarantor, any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under this Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security; any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in this Indenture or any Security; the existence of any claim, set-off or other rights which such Guarantor may have at any time against the Company, the Trustee, any Holder or any other
Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against the Company for any reason of this Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Security or any other amount payable by the Company under this Indenture; or any other act or omission to act or delay of any kind by the Company, the Trustee, any Holder or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitutes a legal or equitable discharge of such Guarantor's obligations hereunder. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demand whatsoever and covenants that this Guarantee will not be discharged except by the complete performance of the obligations contained in the Securities, this Indenture and in this Article
XIV. The Guarantor's obligations hereunder shall remain in full force and effect until the Indenture shall have terminated and the principal of, premium
(if any) and interest on the Securities and all other Obligations payable by the Company under this Indenture and the Securities shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other amount payable by the Company under this Indenture or any document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, such Guarantor_s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article XIV, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declaration of acceleration of such obligations as provided in Article VI, such obligations (whether of not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of this
Article XIV.  If at any time there is more than one
Guarantor, the obligation of each such Guarantor hereunder shall be joint and several.

  Section   14.5     Covenant of Holding.

      The Guarantor will not engage in any type of business activity other than: (i) maintenance of its corporate existence and compliance with applicable law, (ii) the issuance of equity interests to any Person, (iii) the issuance of debt securities or the borrowing of money unsecured by any assets of the Guarantor, (iv) this Guarantee,
(v) any guarantee of any obligation of the Company or any of its Subsidiaries not otherwise prohibited by the Indenture, including without limitation, any guarantee of the obligations under the Credit
Agreement; provided that any such guarantee is not secured by any assets of the Guarantor, (vi) the registration of any of its securities under the Securities Act, the Exchange Act, or any state or local securities law, (vii) the listing of any securities with any securities exchange, any interdealer quotation system or the National
Association of Securities Dealers, Inc. or its successor, (vii) the ownership and disposition of the Capital Stock of the Company, (ix) accounting, legal, public relations, investor relations, financial or management activities (including the employment of employees, counsel, accountants, consultants, bankers, advisors or other professionals) in connection with, or which are reasonably incidental to, any of the foregoing activities, (x) merging with the Company or (xi) activities in connection with, required by, or reasonably incidental to, any of the foregoing.
This Section shall not apply to any Subsidiary
Guarantor.

  Section   14.6     Guarantee Obligations Subordinated
to Guarantor Senior Indebtedness.

      Each Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Guarantor Senior
Indebtedness that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantee and all payments pursuant to the Guarantee made by or on behalf of such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Guarantor
Senior Indebtedness of such Guarantor; provided, however, that the Guarantee, the Indebtedness represented thereby and all payments pursuant to the Guarantee made by or on behalf of such Guarantor in all respects shall rank prior to all future
Subordinated Indebtedness.

  Section   14.7     Payment over of Proceeds upon
Dissolution, etc., of a Guarantor.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or c any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event

  (1)    the holders of Guarantor Senior
     Indebtedness of such Guarantor shall be
     entitled to receive payment in full in cash or Cash Equivalents of all amounts due on or in respect of all Guarantor Senior Indebtedness, or provision shall be made for such payment in cash or Cash Equivalents, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character by and on behalf of such Guarantor
     (other than any payment or distribution in the form of the Permitted Junior Securities of such Guarantor); and

  (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities of such Guarantor), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy or liquidating trustee or otherwise, directly to the holders of Guarantor
     Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash
     Equivalents of all Guarantor Senior
     Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor
     Senior Indebtedness; and

  (3)    in the event that, notwithstanding the
     foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, in respect of the Guarantor Senior
     Subordinated Note Obligations before all
     Guarantor Senior Indebtedness is paid in full in cash or Cash Equivalents or payment thereof provided for, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted Junior
     Securities of such Guarantor) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

     The consolidation of any Guarantor with, or the merger of any Guarantor into, another person or the liquidation or dissolution of any Guarantor following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Guarantor for the purposes of this Section if the person formed by such consolidation or into which such Guarantor is merged or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight.

   Section   14.8     Suspension of Guarantee Obligations
When Senior Indebtedness in Default.

     (a)    Upon (1) the occurrence of a Payment
Default and (2) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any assets of any Guarantor of any kind or character shall be made by such Guarantor on account of the Guarantor Senior Subordinated Note
Obligations or on account of the purchase or redemption or other acquisition of Securities or Guarantee of such Guarantor unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or the Senior Indebtedness as to which such Payment Default relates shall have been discharged or paid in full in cash or Cash Equivalents, after which such Guarantor shall resume making any and all required payments in respect of the Guarantee, including any missed payments.

     (b)    During the Payment Blockage Period in
respect of the Securities, no payment or distribution of any assets of any Guarantor of any kind or character shall be made by such Guarantor on account of the Guarantor
Senior Subordinated Note Obligations or on account of the purchase or redemption or other acquisition of Securities or Guarantee of such Guarantor; provided, however, that the foregoing prohibition shall not apply unless such Payment Blockage Period has been instituted under Section 12.3(ii) by the representative of holders of Specified Senior
Indebtedness which also constitutes Guarantor
Senior Indebtedness. Upon the termination of any Payment Blockage Period, subject to
Section 14.7 and Section 14.8(a) (if
applicable), such Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee.

     (c)    In the event that, notwithstanding the
foregoing, any Guarantor shall make any
payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to such Guarantor.

  Section   14.9     Subrogation to Rights of Holders of
Guarantor Senior Indebtedness.

      Subject to the payment in full in cash or Cash
Equivalents of all Guarantor Senior Indebtedness of the Guarantors and all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness of the Guarantors to receive payments and distributions of cash, property and securities of a Guarantor applicable to such Guarantor Senior Indebtedness of the Guarantors until all amounts due under the Guarantee of such Guarantor shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities of such Guarantor to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness of the Guarantors by
Holders of the Securities or the Trustee, shall, as among such Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness.

  Section   14.10     Guarantor Provisions Solely to
Define Relative Rights.

      The subordination provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior
Indebtedness of each Guarantor and, to the extent set forth in Section 14.8, holders of Guarantor
Senior Indebtedness on the other hand. Nothing contained in this Article (other than a release pursuant to Section 14.13) or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between each Guarantor and the Holders of the Securities, the obligations under the Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor other than the holders of Guarantor Senior
Indebtedness of such Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the express limitations set forth in Article Five and the rights, if any, under this Article of the holders of Guarantor Senior
Indebtedness of the Guarantors hereunder and, to the extent set forth in Section 14.8, holders of Designated Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantor referred to in Section 14.7, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 14.8, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 14.8c.
The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

  Section   14.11     Trustee to Effectuate Subordination
of Guarantee Obligations.

      Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

  Section   14.12     No Waiver of Guarantee Subordination
Provisions.

     (a) No right of any present or future holder of any Guarantor Senior Indebtedness of any Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     (b)    Without limiting the generality of
subsection (a) of this Section 14.12, the holders of Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the
Holders of the Securities and without
impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities to the holders of such Guarantor
Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of or renew or alter, such Guarantor
Senior Indebtedness or any Senior
Indebtedness as to which such Guarantor
Senior Indebtedness relates or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness or such Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior
Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Indebtedness or any Senior
Indebtedness as to which such Guarantor
Senior Indebtedness relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other person.

   Section   14.13     Release of a Guarantor.

     (a) Notwithstanding anything to the contrary contained in this Indenture, in the event that a Guarantor is released from all obligations which pursuant to Section 10.18 obligate it to become a Guarantor, such Guarantor shall be released from all obligations under its Guarantee (provided that the provisions of Section 10.18 shall apply anew in the event that such Guarantor subsequent to being released incurs any obligations that pursuant to Section 10.18 obligate it to become a Guarantor).

     (b)    In addition, except in the case where
the prohibition on transfer in Section 8.1 is applicable, upon the sale or disposition of all of the Capital Stock of a Guarantor by the Company or a Subsidiary, or upon the consolidation or merger of a Guarantor with or into any person (in each case, other than to the Company or an Affiliate of the Company), such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article without any further action required on the part of the Trustee or any Holder, and all obligations of such Guarantor, if any, in respect of any Senior
Indebtedness shall also terminate upon such transaction; provided, however, that each such Guarantor is sold or disposed of in accordance with Section 10.16; and provided further that the foregoing proviso shall not apply to the sale or disposition of a Guarantor in a foreclosure to the extent that such proviso would be inconsistent with the requirements of the Uniform Commercial Code.

     (c) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request of the Company accompanied by an Officers'
Certificate certifying as to the compliance with this Section 14.13. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, shall remain or be liable under its Guarantee as provided in this Article.

      The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Securities and under this Article.

      Except as set forth in Articles VII and X and this
Section 14.13, nothing contained in the Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

                      *   *   *   *   *

      This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    HOMELAND STORES, INC.

Attest:_________________            By_____________________
     Title:                           Title:


                                   HOMELAND HOLDING CORPORATION


Attest:_________________           By_____________________
     Title:                            Title:


                                   FLEET NATIONAL BANK


Attest:_________________           By_____________________
     Title:                           Assistant Vice President

STATE OF            )
                    :  ss.:
COUNTY OF           )

On the _____ day of __________, 1996, before me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that s/he resides at
_________________________________________________;
that s/he is _______________ of HOMELAND STORES, INC., one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal;
that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.
                                (NOTARIAL SEAL)


                          _____________________
                            Notary Public

STATE OF       )
               :  ss.:
COUNTY OF      )

On the _____ day of __________, 1996, before me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that s/he resides at
_________________________________________________;
that s/he is _______________ of HOMELAND HOLDING
CORPORATION, one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.
                                        (NOTARIAL SEAL)


                            ______________________
                              Notary Public


STATE OF       )
               :  ss.:
COUNTY OF      )

On the _____ day of __________, 1996, before me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that s/he resides at
_________________________________________________;
that s/he is _______________ of UNITED STATES TRUST
COMPANY OF NEW YORK, one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.
                                          (NOTARIAL SEAL)


                           _________________________
                                Notary Public